UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2017

Item 1.  Reports to Stockholders.

Annual Report	9/30/2017

Oppenheimer Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index

1-Year	4.45%	-0.51%	0.07%

5-Year	2.83	1.84	2.06

10-Year	4.45	3.95	4.27

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.45% during the reporting period, outperforming the 0.07% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

Markets in general turned to “risk-on” mode after the surprise election of Donald Trump, with equities climbing and credit spreads narrowing to the tight levels from early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The U.S. dollar rallied over the fourth quarter of 2016, particularly immediately following Mr. Trump’s victory. However, much of the move was reversed over the first quarter of 2017 when the greenback depreciated against most currencies, especially against Emerging Market (EM) currencies. This trend resumed through the end of the reporting period. In addition, EM local assets reversed most of the losses they experienced in the months after the Presidential election, and rallied year to date in 2017.

Global economic data continued to improve during the reporting period. The cyclical uptick is encouraging with improvements in global investment, trade, and industrial production. Business and consumer confidence are at cyclical highs in many countries. Growth expectations remain upbeat in several countries and regions, including the Eurozone, Japan, Canada, Australia, Sweden, Eastern

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Europe and parts of Asia. Latin America is a different story, with growth more challenged overall, except for Brazil.

In the U.S., while devastating hurricanes swept through the country during the period, gross domestic product (GDP) remained on its 2% growth trend through the end of the reporting period. In the short term, severe storms typically reduce economic activity but then lead to rebuilding in later months. The medium-term course of the economy should not be affected, in our view. Private consumption, the driving force of the economy in recent years, is growing at a moderate rate. Additionally, business fixed investment has gained momentum in recent months, and headwinds from international trade turned into tailwinds as lagged effects of past dollar strength diminishes. In fact, dollar weakness typically leads to global growth momentum gains.

International economic and geopolitical concerns were somewhat elevated in the closing months of the period, with tensions in North Korea and the Catalan independence referendum. The German election led to mixed results for Chancellor Merkel, with a complicated coalition-building process that is not expected to be resolved until the end of the year. Nevertheless, Merkel still calls the shots and, in cooperation with French President Macron, a modest reform agenda on Eurozone governance is expected in the coming year or two. Markets are keeping an eye on developments in North Korea, which remains unpredictable.

With the U.S. expansion continuing, the Federal Reserve is near to reaching its dual mandates of full employment and price stability. While inflation has surprised to the downside for a few months now, the Fed sees it as temporary and has begun its balance sheet normalization program. The Fed continues to signal one more hike this year, likely in December, and three hikes next year. The market is increasingly pricing in a December hike, but not more than one hike for 2018. The reaction to balance sheet normalization and hikes has been orderly.

FUND REVIEW

For the one-year reporting period, the Fund’s strongest absolute results stemmed from its exposure to high yield, emerging market credit and senior loans as well as an underweight in duration.

In High Yield, the Fund benefited most from its exposure to the energy sector. Oil prices rose over the closing months of the reporting period. The rise in oil prices was generally a result of improved fundamentals due to better than expected demand growth globally, lower OECD (Organization for Economic Co-operation and Development) countries’ oil inventories, and continued strong compliance with the OPEC (Organization of the Petroleum Exporting Countries) production cuts announced last year. In addition, sentiment improved as the working oil rig count flattened in the U.S. during the third quarter of 2017, which indicated that growth in U.S. oil shale drilling activity was moderating.

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The Fund also benefited from its exposure to Services and Gaming, Lodging and Leisure.

Emerging market credit has outperformed U.S. and European markets so far in 2017. The Fund maintained an overall neutral position, but with a greater tilt toward higher-yielding credits, in particular state-owned oil & gas companies that have been repairing their credit profiles but offered a significant yield advantage over their government bonds. The main contributors to performance included Brazil and Ukraine.

We increased our allocation to senior loans during the reporting period, which currently represent roughly 14% of the portfolio at period end. This exposure performed well during the reporting period, and we continue to believe the current market environment can be supportive of senior loans.

Detractors from performance included the Fund’s exposure to catastrophe bonds that were affected by the hurricanes in Texas and Florida.

MARKET OUTLOOK & PORTFOLIO POSITIONING

Our market outlook based on positive sentiment indicators and synchronized global growth close to 3.5% remains positive. Credit fundamentals in High Yield have been improving modestly due to earnings growth and a lack of capital expenditures. Higher commodity prices, driven by rising demand, even in oil, have had a positive effect especially on High Yield and EM credits. Given our expectation that growth will stabilize around current levels, our outlook remains positive.

Two potential headwinds to future returns are valuations that are rich relative to historical levels and any negative market response to changes in central bank policy. Valuations appearing somewhat rich at this point in the cycle are not unusual, especially when growth is positive and fundamentals are improving. With respect to central bank policy, the biggest unknown is who will be appointed the next Chairperson of the Federal Reserve. The Fed’s framework for normalizing the balance sheet and increasing policy rates is already laid out and we don’t expect significant changes, but the announcement of the new Chair is likely to produce at least a short-term response from the markets.

Solid economic fundamentals and positive earnings growth lead us to continue to like High Yield corporate bonds, though we have reduced our exposure recently based on valuation. We like Senior Floating Rate Loans for similar reasons. In our view, loans should

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

outperform other credit sectors if the Fed hikes rates at a more aggressive pace than the market expects. In addition, we continue to look for opportunities to add to our

MBS & CMBS position on any back up in spreads. Outside of the U.S., we like EM Local and Credit bonds based on robust growth combined with stable to falling inflation.

Michael Mata Portfolio Manager	Krishna Memani Portfolio Manager

Ruta Ziverte Portfolio Manager	Chris Kelly Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	41.9%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	1.8
Oppenheimer Master Event-Linked Bond Fund, LLC	1.9
Oppenheimer Master Loan Fund, LLC	13.3
Oppenheimer Ultra-Short Duration Fund	3.9
Mortgage-Backed Obligations Government Agency	10.8
Non-Agency	9.4
Foreign Government Obligations	10.7
Asset-Backed Securities	3.5
Preferred Stocks	0.8
Short-Term Notes	0.8
Structured Securities	0.4
Common Stocks	0.3
Corporate Loans	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Over-the-Counter Options Purchased	0.1
Rights, Warrants and Certificates	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	78.8%
Latin & South America	5.7
Emerging Europe	4.1
Asia	3.8
Middle East/Africa	3.9
Europe	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

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TOP TEN GEOGRAPHICAL HOLDINGS

United States	77.4%
Russia	2.0
Brazil	2.0
Canada	1.4
Indonesia	1.2
Mexico	1.2
South Africa	1.1
Egypt	1.0
United Kingdom	0.9
Turkey	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2017, and are based on total market value of investments.

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	4.45%	2.83%	4.45%
Class B (OPSGX)	11/30/92	3.65	1.97	3.92
Class C (OSICX)	5/26/95	3.67	2.01	3.67
Class I (OSIIX)	1/27/12	4.89	3.21	4.09*
Class R (OSINX)	3/1/01	4.19	2.49	4.08
Class Y (OSIYX)	1/26/98	4.70	3.08	4.72

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	-0.51%	1.84%	3.95%
Class B (OPSGX)	11/30/92	-1.35	1.62	3.92
Class C (OSICX)	5/26/95	2.67	2.01	3.67
Class I (OSIIX)	1/27/12	4.89	3.21	4.09*
Class R (OSINX)	3/1/01	4.19	2.49	4.08
Class Y (OSIYX)	1/26/98	4.70	3.08	4.72

*Shows performance since inception.

STANDARDIZED YIELDS For the 30 Days Ended 9/30/17		UNSUBSIDIZED STANDARDIZED YIELDS For the 30 Days Ended 9/30/17
Class A	4.21%	Class A	4.13%
Class B	3.62	Class B	3.54
Class C	3.66	Class C	3.58
Class I	4.86	Class I	4.80
Class R	4.18	Class R	4.09
Class Y	4.67	Class Y	4.59

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017
Class A	$1,000.00	$1,031.90	$5.16
Class B	1,000.00	1,025.30	9.13
Class C	1,000.00	1,025.40	9.03
Class I	1,000.00	1,031.50	3.01
Class R	1,000.00	1,028.00	6.48
Class Y	1,000.00	1,033.10	3.93

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.00	5.13
Class B	1,000.00	1,016.09	9.09
Class C	1,000.00	1,016.19	8.99
Class I	1,000.00	1,022.11	3.00
Class R	1,000.00	1,018.70	6.45
Class Y	1,000.00	1,021.21	3.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.79
Class C	1.77
Class I	0.59
Class R	1.27
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2017

	Principal Amount	Value

Asset-Backed Securities—3.7%

American Credit Acceptance Receivables Trust:
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	$469,205	$469,725
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	660,567	664,237
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	725,000	742,259
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	550,000	566,309
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	985,000	985,889
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	305,000	304,564

AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,650,000	3,652,374
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,540,000	1,546,407
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,505,000	1,515,365
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,294,989

Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.884% [LIBOR01M+65], 8/16/21[1,2]	780,000	783,562
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,541,351
Series 2016-1, Cl. A2, 2.084% [LIBOR01M+85], 6/15/22[2]	4,605,000	4,648,119
Capital Auto Receivables Asset Trust, Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	583,572
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.684% [LIBOR01M+45], 2/15/22[2]	3,060,000	3,076,972
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,655,000	2,636,171
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	1,005,000	1,025,875
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	217,477	217,437
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,368,177
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	530,173
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,818,850
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,375,241
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	906,839
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,040,000	2,016,174
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,778,697
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,718,998
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.604% [LIBOR01M+37], 4/15/21[2]	1,925,000	1,933,911
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	4,335,000	4,364,293
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	620,000	634,452
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	631,810	631,584
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	740,000	739,045
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	160,000	160,979
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.467% [US0001M+23], 4/25/36[2]	1,467,043	1,469,796
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	2,315,000	2,311,742
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	4,225,000	4,224,360
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,715,000	4,679,325

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	$3,040,000	$3,105,918
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	5,370,000	5,515,037
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	3,511,472	3,543,314
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	1,285,000	1,298,293
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,085,000	1,098,740
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,281,199
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,155,000	1,157,271
Series 2017-2, Cl. B, 2.25%, 6/15/21	735,000	735,679
Series 2017-2, Cl. C, 2.75%, 9/15/23	810,000	809,173
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	920,000	930,010
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,600,000	1,628,173
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,696,027

DT Auto Owner Trust:
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,375,788	1,379,349
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	5,235,668	5,272,364
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	5,640,000	5,746,686
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	8,075,000	8,181,927
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	2,410,000	2,454,148
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,609,088
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	810,716	811,603
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	573,264
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	405,000	405,256
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,120,000	1,121,073
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,179,186
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	605,000	606,295
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,330,000	1,341,394
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	1,055,000	1,054,440
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,245,000	1,254,797

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	745,755	739,459

Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.734% [LIBOR01M+50], 11/16/20[1,2]	3,480,000	3,494,691

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	2,440,421	2,485,278
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	481,291	484,198
Series 2017-3A, Cl. A, 2.05%, 12/15/21[1]	1,190,000	1,189,334

First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,110,000	2,118,927

Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[1]	395,000	400,583
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	130,000	132,493
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	15,499	15,500
Series 2015-3, Cl. D, 7.12%, 11/15/22[1]	1,945,000	2,038,126
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,725,000	2,893,307

GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	850,000	846,679

Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.537% [LIBOR01M+330], 9/27/21[1,2]	595,000	596,040

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Asset-Backed Securities (Continued)

Navistar Financial Dealer Note Master Owner Trust II: (Continued)
Series 2017-1, Cl. C, 2.787% [LIBOR01M+155], 6/27/22[1,2]	$435,000	$435,180
Series 2017-1, Cl. D, 3.537% [LIBOR01M+230], 6/27/22[1,2]	505,000	505,207

Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	1,700,000	1,702,469

Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,584,913
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,236,976
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,474,648
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	892,681
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,219,919
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,385,000	1,416,130
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,880,000	2,868,329

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	850,256

Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	1,400,000	1,449,966
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	1,845,000	1,840,418

World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,195,000	1,200,727
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,860,000	2,854,719
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,060,000	3,062,381
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,260,000	2,261,227

Total Asset-Backed Securities (Cost $167,021,187)		167,998,278

Mortgage-Backed Obligations—21.9%

Government Agency—11.7%

FHLMC/FNMA/FHLB/Sponsored—10.1%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	498,862	547,357
5.50%, 9/1/39	1,293,486	1,429,193
6.00%, 1/1/19-7/1/24	585,323	641,600
6.50%, 4/1/18-6/1/35	515,375	574,499
7.00%, 8/1/21-3/1/35	777,020	875,441
7.50%, 1/1/32-2/1/32	1,363,338	1,630,577
8.50%, 8/1/31	42,826	47,926
10.00%, 5/1/20	1,533	1,549

Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	3,790	3,799
10.50%, 5/1/20	12,182	12,893

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 53.99%, 4/1/27[4]	120,146	23,736
Series 192, Cl. IO, 94.208%, 2/1/28[4]	54,896	10,495
Series 205, Cl. IO, 41.81%, 9/1/29[4]	317,428	69,061
Series 206, Cl. IO, 0.00%, 12/15/29[4,5]	141,234	37,794
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	118,132	26,883
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	91,638	20,742
Series 243, Cl. 6, 9.701%, 12/15/32[4]	278,307	48,968

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	$1,011,693	$1,102,300
Series 151, Cl. F, 9.00%, 5/15/21	923	984
Series 1590, Cl. IA, 2.284% [LIBOR01M+105], 10/15/23[2]	733,735	750,029
Series 1674, Cl. Z, 6.75%, 2/15/24	28,415	30,919
Series 2034, Cl. Z, 6.50%, 2/15/28	7,963	8,836
Series 2042, Cl. N, 6.50%, 3/15/28	7,772	8,576
Series 2043, Cl. ZP, 6.50%, 4/15/28	835,255	923,040
Series 2053, Cl. Z, 6.50%, 4/15/28	7,072	7,854
Series 2116, Cl. ZA, 6.00%, 1/15/29	406,836	446,120
Series 2122, Cl. F, 1.684% [LIBOR01M+45], 2/15/29[2]	20,537	20,596
Series 2279, Cl. PK, 6.50%, 1/15/31	12,783	14,373
Series 2326, Cl. ZP, 6.50%, 6/15/31	122,506	135,875
Series 2344, Cl. FP, 2.184% [LIBOR01M+95], 8/15/31[2]	271,683	279,226
Series 2368, Cl. PR, 6.50%, 10/15/31	14,112	16,025
Series 2401, Cl. FA, 1.884% [LIBOR01M+65], 7/15/29[2]	33,213	33,767
Series 2412, Cl. GF, 2.184% [LIBOR01M+95], 2/15/32[2]	373,472	383,856
Series 2427, Cl. ZM, 6.50%, 3/15/32	543,391	601,062
Series 2451, Cl. FD, 2.234% [LIBOR01M+100], 3/15/32[2]	162,391	167,207
Series 2461, Cl. PZ, 6.50%, 6/15/32	63,425	74,138
Series 2464, Cl. FI, 2.234% [LIBOR01M+100], 2/15/32[2]	148,660	152,243
Series 2470, Cl. AF, 2.234% [LIBOR01M+100], 3/15/32[2]	262,002	269,773
Series 2470, Cl. LF, 2.234% [LIBOR01M+100], 2/15/32[2]	152,038	155,702
Series 2475, Cl. FB, 2.234% [LIBOR01M+100], 2/15/32[2]	208,226	212,961
Series 2517, Cl. GF, 2.234% [LIBOR01M+100], 2/15/32[2]	125,708	128,738
Series 2551, Cl. LF, 1.734% [LIBOR01M+50], 1/15/33[2]	19,196	19,283
Series 2564, Cl. MP, 5.00%, 2/15/18	3,689	3,705
Series 2585, Cl. HJ, 4.50%, 3/15/18	1,828	1,834
Series 2635, Cl. AG, 3.50%, 5/15/32	212,605	218,690
Series 2668, Cl. AZ, 4.00%, 9/15/18	20,747	20,848
Series 2676, Cl. KY, 5.00%, 9/15/23	374,674	394,314
Series 2707, Cl. QE, 4.50%, 11/15/18	54,591	55,102
Series 2770, Cl. TW, 4.50%, 3/15/19	14,962	15,125
Series 3010, Cl. WB, 4.50%, 7/15/20	3,718	3,800
Series 3025, Cl. SJ, 20.224% [(3.667) x LIBOR01M+2,475], 8/15/35[2]	315,617	462,951
Series 3741, Cl. PA, 2.15%, 2/15/35	256,769	257,105
Series 3815, Cl. BD, 3.00%, 10/15/20	6,399	6,432
Series 3840, Cl. CA, 2.00%, 9/15/18	4,528	4,525
Series 3848, Cl. WL, 4.00%, 4/15/40	547,736	563,440
Series 3857, Cl. GL, 3.00%, 5/15/40	12,993	13,253
Series 3917, Cl. BA, 4.00%, 6/15/38	260,328	267,606
Series 4221, Cl. HJ, 1.50%, 7/15/23	561,156	557,302

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 39.645%, 3/15/28[4]	17,044	3,559
Series 2049, Cl. PL, 82.103%, 4/15/28[4]	92,434	19,545
Series 2074, Cl. S, 99.999%, 7/17/28[4]	81,093	11,640
Series 2079, Cl. S, 99.999%, 7/17/28[4]	140,485	20,482

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	$91,836	$19,143
Series 2526, Cl. SE, 55.52%, 6/15/29[4]	167,829	31,603
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	650,608	119,986
Series 2795, Cl. SH, 94.431%, 3/15/24[4]	1,126,692	108,500
Series 2920, Cl. S, 99.999%, 1/15/35[4]	1,172,966	194,092
Series 2922, Cl. SE, 12.361%, 2/15/35[4]	78,785	13,675
Series 2981, Cl. AS, 8.733%, 5/15/35[4]	601,810	88,187
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,375,035	223,778
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	1,753,936	196,873
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	364,092	62,882
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	143,139	14,122
Series 3450, Cl. BI, 18.643%, 5/15/38[4]	568,409	90,277
Series 3606, Cl. SN, 17.569%, 12/15/39[4]	299,881	48,991
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	220,040	5,015
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	57,939	655

Federal National Mortgage Assn.:
2.50%, 10/1/47[6]	16,460,000	16,569,948
3.00%, 10/1/32[6]	55,335,000	56,845,907
3.50%, 10/1/47[6]	85,735,000	88,357,284
4.00%, 10/1/47[6]	37,495,000	39,466,417
4.50%, 10/1/47[6]	187,600,000	201,325,576
5.00%, 10/1/47[6]	3,975,000	4,336,142

Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[4]	34,264,797	505,173
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[4]	5,580,734	222,949

Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	224,951	230,741
5.00%, 2/1/18-12/1/21	277,760	284,413
5.50%, 1/1/22-5/1/36	533,799	586,906
6.00%, 1/1/19	38	39
6.50%, 4/1/18-1/1/34	2,728,414	3,100,078
7.00%, 9/1/21-4/1/34	4,361,586	5,056,496
7.50%, 2/1/27-3/1/33	2,107,383	2,468,063
8.50%, 7/1/32	16,268	17,547
9.50%, 3/15/21	5,740	5,831
11.00%, 2/1/26	85,527	90,639

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[4]	118,841	17,854
Series 247, Cl. 2, 99.999%, 10/25/23[4]	57,440	8,129
Series 252, Cl. 2, 99.999%, 11/25/23[4]	14,623	2,237
Series 254, Cl. 2, 99.999%, 1/25/24[4]	43,080	6,782
Series 301, Cl. 2, 11.045%, 4/25/29[4]	152,175	34,806
Series 303, Cl. IO, 74.634%, 11/25/29[4]	154,913	38,485
Series 313, Cl. 2, 99.999%, 6/25/31[4]	1,222,748	266,941
Series 319, Cl. 2, 3.831%, 2/25/32[4]	408,286	92,858
Series 321, Cl. 2, 11.323%, 4/25/32[4]	721,074	172,240
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	311,716	71,471

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	$273,188	$62,880
Series 331, Cl. 5, 99.999%, 2/25/33[4]	631,020	119,039
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	1,195,101	277,271
Series 334, Cl. 10, 0.00%, 2/25/33[4,5]	512,243	92,213
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	735,419	162,277
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,503,522	330,091
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	436,569	87,485
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	188,043	42,657
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	341,731	68,728
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	244,275	51,058
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	117,991	26,081
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	17,410	4,019

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	38,557	42,865
Series 1997-45, Cl. CD, 8.00%, 7/18/27	396,544	460,284
Series 1998-58, Cl. PC, 6.50%, 10/25/28	232,106	259,477
Series 1999-14, Cl. MB, 6.50%, 4/25/29	12,776	14,180
Series 1999-54, Cl. LH, 6.50%, 11/25/29	437,199	488,729
Series 2001-19, Cl. Z, 6.00%, 5/25/31	169,600	190,957
Series 2001-65, Cl. F, 1.837% [LIBOR01M+60], 11/25/31[2]	310,251	315,131
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	354,304	396,557
Series 2002-21, Cl. PE, 6.50%, 4/25/32	422,436	479,674
Series 2002-29, Cl. F, 2.237% [LIBOR01M+100], 4/25/32[2]	168,368	172,554
Series 2002-64, Cl. FJ, 2.237% [LIBOR01M+100], 4/25/32[2]	51,749	53,036
Series 2002-68, Cl. FH, 1.734% [LIBOR01M+50], 10/18/32[2]	109,265	109,785
Series 2002-81, Cl. FM, 1.737% [LIBOR01M+50], 12/25/32[2]	207,710	209,386
Series 2002-84, Cl. FB, 2.237% [LIBOR01M+100], 12/25/32[2]	34,501	35,317
Series 2003-100, Cl. PA, 5.00%, 10/25/18	102,911	103,753
Series 2003-11, Cl. FA, 2.237% [LIBOR01M+100], 9/25/32[2]	47,080	48,194
Series 2003-112, Cl. AN, 4.00%, 11/25/18	40,207	40,443
Series 2003-116, Cl. FA, 1.637% [LIBOR01M+40], 11/25/33[2]	114,094	114,230
Series 2003-84, Cl. GE, 4.50%, 9/25/18	7,503	7,565
Series 2004-25, Cl. PC, 5.50%, 1/25/34	38,519	39,235
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,218,449
Series 2005-71, Cl. DB, 4.50%, 8/25/25	818,880	850,270
Series 2006-11, Cl. PS, 20.03% [(3.667) x LIBOR01M+2,456.67], 3/25/36[2]	344,684	528,686
Series 2006-46, Cl. SW, 19.663% [(3.667) x LIBOR01M+2,419.92], 6/25/36[2]	458,649	669,030
Series 2008-75, Cl. DB, 4.50%, 9/25/23	95,183	96,071
Series 2009-113, Cl. DB, 3.00%, 12/25/20	184,051	185,153
Series 2009-36, Cl. FA, 2.177% [LIBOR01M+94], 6/25/37[2]	233,984	239,123
Series 2009-70, Cl. TL, 4.00%, 8/25/19	129,257	129,847
Series 2010-43, Cl. KG, 3.00%, 1/25/21	63,949	64,461
Series 2011-122, Cl. EC, 1.50%, 1/25/20	155,281	154,770
Series 2011-15, Cl. DA, 4.00%, 3/25/41	264,718	272,657
Series 2011-3, Cl. EL, 3.00%, 5/25/20	311,535	313,019
Series 2011-3, Cl. KA, 5.00%, 4/25/40	798,907	852,341

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-38, Cl. AH, 2.75%, 5/25/20	$4,545	$4,555
Series 2011-6, Cl. BA, 2.75%, 6/25/20	135,712	136,670
Series 2011-82, Cl. AD, 4.00%, 8/25/26	149,926	151,835
Series 2011-88, Cl. AB, 2.50%, 9/25/26	73,328	73,545
Series 2012-20, Cl. FD, 1.637% [LIBOR01M+40], 3/25/42[2]	1,106,043	1,107,266

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 35.275%, 11/18/31[4]	352,153	68,907
Series 2001-63, Cl. SD, 36.45%, 12/18/31[4]	10,171	1,941
Series 2001-68, Cl. SC, 23.077%, 11/25/31[4]	7,160	1,359
Series 2001-81, Cl. S, 42.512%, 1/25/32[4]	93,470	18,303
Series 2002-28, Cl. SA, 43.672%, 4/25/32[4]	80,758	15,398
Series 2002-38, Cl. SO, 53.863%, 4/25/32[4]	100,331	18,952
Series 2002-39, Cl. SD, 47.314%, 3/18/32[4]	156,100	31,940
Series 2002-48, Cl. S, 43.99%, 7/25/32[4]	124,743	25,067
Series 2002-52, Cl. SL, 41.316%, 9/25/32[4]	76,989	15,183
Series 2002-53, Cl. SK, 47.516%, 4/25/32[4]	97,305	20,352
Series 2002-56, Cl. SN, 45.638%, 7/25/32[4]	171,080	34,378
Series 2002-65, Cl. SC, 70.772%, 6/25/26[4]	319,782	51,582
Series 2002-77, Cl. IS, 48.49%, 12/18/32[4]	170,934	38,519
Series 2002-77, Cl. SH, 43.425%, 12/18/32[4]	133,045	27,527
Series 2002-89, Cl. S, 44.605%, 1/25/33[4]	960,295	209,006
Series 2002-9, Cl. MS, 39.079%, 3/25/32[4]	134,700	26,312
Series 2003-13, Cl. IO, 41.338%, 3/25/33[4]	729,443	177,189
Series 2003-26, Cl. DI, 36.759%, 4/25/33[4]	456,499	106,710
Series 2003-26, Cl. IK, 43.219%, 4/25/33[4]	80,000	18,747
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	406,494	94,845
Series 2003-4, Cl. S, 39.916%, 2/25/33[4]	196,939	44,691
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	59,871	6,218
Series 2004-56, Cl. SE, 21.617%, 10/25/33[4]	437,327	85,236
Series 2005-12, Cl. SC, 25.802%, 3/25/35[4]	36,976	5,720
Series 2005-14, Cl. SE, 43.808%, 3/25/35[4]	278,291	41,928
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	1,676,292	250,327
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	735,073	99,045
Series 2005-52, Cl. JH, 20.951%, 5/25/35[4]	899,058	140,519
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	1,735,944	290,740
Series 2007-88, Cl. XI, 26.88%, 6/25/37[4]	2,749,040	471,550
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	137,446	14,666
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	15,692	725
Series 2010-95, Cl. DI, 39.516%, 11/25/20[4]	392,129	10,680
Series 2011-96, Cl. SA, 10.872%, 10/25/41[4]	458,503	79,859
Series 2012-134, Cl. SA, 8.084%, 12/25/42[4]	1,304,570	269,730
Series 2012-40, Cl. PI, 5.516%, 4/25/41[4]	3,390,462	510,062

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	483

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	2,562,676	7,458

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[4,5]	$264,574	$5,118
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	8,539,125	19,909

		453,556,765

GNMA/Guaranteed—1.6%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	376,122	399,103
8.00%, 1/15/28-9/15/28	267,686	285,399

Government National Mortgage Assn. II Pool:
2.125% [H15T1Y+150], 7/20/27[2]	2,586	2,679
3.50%, 10/1/47[6]	29,470,000	30,630,382
4.00%, 10/1/47[6]	39,835,000	41,946,567
7.00%, 1/20/30	59,662	69,902
11.00%, 10/20/19	520	522

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 47.728%, 4/16/37[4]	1,120,431	202,330
Series 2011-52, Cl. HS, 25.563%, 4/16/41[4]	1,993,176	300,168

		73,837,052

Non-Agency—10.2%

Commercial—4.0%

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.69% [H15T1Y+210], 9/26/35[1,2]	148,963	149,977
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	211,012	190,857

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,5,7]	88,531	2,269

CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[8]	1,000,000	1,031,133
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	1,270,000	1,328,230

COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,847,482
Series 2013-CR7, Cl. D, 4.427%, 3/10/46[1,8]	8,505,000	6,766,556
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	73,415
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	731,082
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,914,694
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,316,902

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 26.185%, 12/10/45[4]	8,510,368	491,952

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,775,000	1,800,948

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 1.456% [US0001M+22], 7/22/36[1,2]	920,000	870,499

FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.93%, 4/25/44[1,8]	395,000	398,896
Series 2012-K20, Cl. C, 4.005%, 5/25/45[1,8]	12,875,000	13,028,926
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,8]	1,975,000	1,966,700
Series 2013-K26, Cl. C, 3.722%, 12/25/45[1,8]	335,000	333,907
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,8]	4,187,000	4,150,492

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,8]	$7,865,000	$7,790,429
Series 2013-K29, Cl. C, 3.601%, 5/25/46[1,8]	4,700,000	4,641,181
Series 2013-K712, Cl. C, 3.481%, 5/25/45[1,8]	660,000	666,120
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,8]	420,000	421,786
Series 2014-K41, Cl. B, 3.962%, 11/25/47[1,8]	7,635,000	7,820,900
Series 2014-K714, Cl. C, 3.98%, 1/25/47[1,8]	200,000	202,371
Series 2014-K715, Cl. C, 4.266%, 2/25/46[1,8]	25,000	25,479
Series 2015-K44, Cl. B, 3.81%, 1/25/48[1,8]	7,345,000	7,412,564
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,8]	13,050,000	13,092,198
Series 2015-K721, Cl. B, 3.681%, 11/25/47[1,8]	3,970,000	3,997,690
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,8]	6,522,000	6,673,764
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,8]	4,465,000	4,445,241

GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	423,771

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,385,019
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,576,692
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	310,000	312,996
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,764,413

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.52%, 7/25/35[8]	244,109	250,923

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.386%, 7/26/36[1,8]	11,963,688	11,451,218

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24, Cl. B, 4.116%, 11/15/47[8]	1,655,000	1,697,458
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,680,000	6,993,563
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,885,023

JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,755,000	1,755,157

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,7,8]	60,714	47,662

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,599,130
Series 2014-C14, Cl. B, 4.796%, 2/15/47[8]	680,000	728,276
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	2,865,000	2,815,943

Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.754%, 11/26/36[1,8]	933,077	927,913
Series 2012-R3, Cl. 1B, 2.754%, 11/26/36[1,8]	12,374,546	11,347,374

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.078%, 6/26/46[1,8]	157,960	158,502

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.372%, 8/25/34[8]	9,099,072	9,157,441

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.055%, 5/10/63[1,8]	7,532,194	6,332,556

Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[8]	2,090,000	2,191,523
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	2,465,000	2,596,030

WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.981%, 6/15/45[1,8]	660,000	554,896
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,851,613

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

WF-RBS Commercial Mortgage Trust: (Continued)
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	$1,455,000	$1,532,610
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[8]	1,135,000	1,210,894

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 32.62%, 3/15/44[1,4]	15,937,660	532,755

		178,665,991

Residential—6.2%

Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.26% [H15T1Y+245], 3/25/35[2]	391,102	395,847
Series 2006-1, Cl. A1, 2.91% [H15T1Y+225], 2/25/36[2]	76,693	76,994

Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.797% [US0001M+56], 2/25/33[2]	15,989	15,101

CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,669,634	1,667,408
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,581,803	1,589,197

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.27%, 5/25/35[8]	2,156,784	2,168,256
Series 2006-AR1, Cl. 1A1, 3.21% [H15T1Y+240], 10/25/35[2]	607,373	610,778
Series 2009-8, Cl. 7A2, 3.177%, 3/25/36[1,8]	29,534,922	28,354,665
Series 2012-8, Cl. 1A1, 3.386%, 10/25/35[1,8]	517,089	520,383
Series 2014-8, Cl. 1A2, 1.526% [US0001M+29], 7/20/36[1,2]	1,635,000	1,570,311

Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.187% [US0001M+95], 5/25/24[2]	1,011,618	1,015,570
Series 2014-C02, Cl. 2M1, 2.187% [US0001M+95], 5/25/24[2]	167,159	167,298
Series 2014-C03, Cl. 1M1, 2.437% [US0001M+120], 7/25/24[2]	469,584	470,124
Series 2014-C03, Cl. 1M2, 4.237% [US0001M+300], 7/25/24[2]	2,330,000	2,454,945
Series 2014-C03, Cl. 2M1, 2.437% [US0001M+120], 7/25/24[2]	37,559	37,578
Series 2015-C03, Cl. 1M2, 6.237% [US0001M+500], 7/25/25[2]	4,129,001	4,569,549
Series 2015-C04, Cl. 1M1, 2.837% [US0001M+160], 4/25/28[2]	59,343	59,361
Series 2016-C03, Cl. 1M1, 3.237% [US0001M+200], 10/25/28[2]	244,869	249,059
Series 2016-C06, Cl. 1M2, 5.487% [US0001M+425], 4/25/29[2]	10,705,000	11,806,355
Series 2016-C07, Cl. 2M1, 2.537% [US0001M+130], 5/25/29[2]	1,497,564	1,505,073
Series 2016-C07, Cl. 2M2, 5.587% [US0001M+435], 5/25/29[2]	13,370,000	14,552,753
Series 2017-C01, Cl. 1M2, 4.787% [US0001M+355], 7/25/29[2]	11,610,000	12,258,247
Series 2017-C02, Cl. 2M1, 2.387% [US0001M+115], 9/25/29[2]	2,599,713	2,618,648
Series 2017-C02, Cl. 2M2, 4.887% [US0001M+365], 9/25/29[2]	4,030,000	4,268,495

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2017-C03, Cl. 1M1, 2.187% [US0001M+95], 10/25/29[2]	$1,741,680	$1,750,469
Series 2017-C04, Cl. 2M2, 4.087% [US0001M+285], 11/25/29[2]	9,095,000	9,229,950

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 1.464% [US0001M+23], 12/15/35[2]	91,867	82,497
Series 2006-H, Cl. 2A1A, 1.384% [US0001M+15], 11/15/36[2]	64,217	47,938

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.536%, 7/25/35[8]	390,176	393,092

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[8]	421,187	428,668

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.547% [US0001M+31], 7/25/35[2]	74,232	74,295

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.337% [US0001M+10], 8/25/36[2]	3,933,094	2,047,399

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.192%, 12/25/34[8]	84,281	86,178

RALI Trust:
Series 2005-QA4, Cl. A32, 3.847%, 4/25/35[8]	7,495	141
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	64,557	57,785

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	5,341,719	5,104,288

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 5.487% [US0001M+425], 11/25/23[2]	2,535,000	2,790,490
Series 2014-DN1, Cl. M3, 5.737% [US0001M+450], 2/25/24[2]	2,085,000	2,397,427
Series 2014-DN2, Cl. M3, 4.837% [US0001M+360], 4/25/24[2]	555,000	607,099
Series 2014-DN4, Cl. M3, 5.787% [US0001M+455], 10/25/24[2]	14,292,685	15,499,745
Series 2014-HQ2, Cl. M3, 4.987% [US0001M+375], 9/25/24[2]	18,815,000	21,111,740
Series 2015-HQA2, Cl. M2, 4.037% [US0001M+280], 5/25/28[2]	1,251,106	1,292,561
Series 2016-DNA1, Cl. M2, 4.137% [US0001M+290], 7/25/28[2]	1,275,000	1,317,805
Series 2016-DNA2, Cl. M1, 2.487% [US0001M+125], 10/25/28[2]	1,244,387	1,245,555
Series 2016-DNA2, Cl. M3, 5.887% [US0001M+465], 10/25/28[2]	10,693,000	12,001,064
Series 2016-DNA3, Cl. M1, 2.337% [US0001M+110], 12/25/28[2]	1,229,608	1,232,645
Series 2016-DNA3, Cl. M3, 6.237% [US0001M+500], 12/25/28[2]	7,155,000	8,162,858
Series 2016-DNA4, Cl. M1, 2.037% [US0001M+80], 3/25/29[2]	957,941	958,690
Series 2016-DNA4, Cl. M3, 5.037% [US0001M+380], 3/25/29[2]	13,920,000	15,061,737
Series 2016-HQA2, Cl. M1, 2.437% [US0001M+120], 11/25/28[2]	693,603	694,422

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Residential (Continued)

Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-HQA3, Cl. M1, 2.037% [US0001M+80], 3/25/29[2]		$3,561,477	$3,568,865
Series 2016-HQA3, Cl. M3, 5.087% [US0001M+385], 3/25/29[2]		15,820,000	17,184,216
Series 2016-HQA4, Cl. M1, 2.037% [US0001M+80], 4/25/29[2]		2,480,674	2,482,079
Series 2016-HQA4, Cl. M3, 5.137% [US0001M+390], 4/25/29[2]		9,480,000	10,297,393
Series 2017-DNA1, Cl. M2, 4.487% [US0001M+325], 7/25/29[2]		11,970,000	12,525,521
Series 2017-HQA1, Cl. M1, 2.437% [US0001M+120], 8/25/29[2]		2,350,994	2,370,764
Series 2017-HQA1, Cl. M2, 4.787% [US0001M+355], 8/25/29[2]		13,575,000	14,271,281

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 3.015%, 10/25/33[8]		132,894	136,543

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.119%, 2/25/35[8]		2,992,788	3,056,128
Series 2005-AR15, Cl. 1A2, 3.561%, 9/25/35[8]		634,359	616,127
Series 2005-AR15, Cl. 1A6, 3.561%, 9/25/35[8]		6,274,207	6,049,714
Series 2005-AR4, Cl. 2A2, 3.335%, 4/25/35[8]		180,357	181,404
Series 2006-AR10, Cl. 1A1, 3.304%, 7/25/36[8]		528,532	515,695
Series 2006-AR10, Cl. 5A5, 3.386%, 7/25/36[8]		1,034,404	1,043,308
Series 2006-AR2, Cl. 2A3, 3.177%, 3/25/36[8]		3,830,092	3,864,593
Series 2006-AR7, Cl. 2A4, 3.332%, 5/25/36[8]		2,560,878	2,473,754
Series 2006-AR8, Cl. 2A1, 3.41%, 4/25/36[8]		2,055,628	2,080,884

			279,396,802

Total Mortgage-Backed Obligations (Cost $961,852,739)			985,456,610

Foreign Government Obligations—11.6%

Angola—0.1%
Republic of Angola, 9.50% Sr. Unsec. Nts., 11/12/25[1]		3,490,000	3,757,980

Argentina—0.4%
Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[1]	EUR	1,215,000	1,479,402
6.50% Sr. Unsec. Nts., 2/15/23[1]		1,555,000	1,643,106
6.875% Sr. Unsec. Nts., 1/26/27		2,100,000	2,271,150
7.125% Sr. Unsec. Nts., 6/28/17[1]		570,000	570,285
7.50% Sr. Unsec. Nts., 4/22/26		1,685,000	1,895,625
7.625% Sr. Unsec. Nts., 4/22/46		2,130,737	2,370,445
7.875% Sr. Unsec. Nts., 6/15/27[1]		2,315,000	2,514,785
9.125% Sr. Unsec. Nts., 3/16/24[1]		1,540,000	1,774,850
16.00% Bonds, 10/17/23	ARS	25,715,000	1,550,326
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	1,536,729

			17,606,703

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[1]		$1,455,000	$1,568,090

Brazil—0.8%
Federative Republic of Brazil:
6.00% Sr. Unsec. Nts., 4/7/26		3,535,000	3,932,687
10.00% Unsec. Nts., 1/1/19	BRL	72,700,000	23,686,863
17.517% Unsec. Nts., 5/15/45[13]	BRL	5,100,000	5,459,330
17.546% Unsec. Nts., 5/15/55[13]	BRL	4,665,000	5,117,201

			38,196,081

Chile—0.2%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	6,931,500,000	11,127,614

Colombia—0.3%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		1,060,000	1,105,845
6.125% Sr. Unsec. Nts., 1/18/41		5,585,000	6,581,923
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	6,085,789

			13,773,557

Croatia—0.2%
Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	4,065,000	5,419,437
6.75% Sr. Unsec. Nts., 11/5/19[1]		3,475,000	3,769,232

			9,188,669

Dominican Republic—0.2%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		5,660,000	6,098,650
6.85% Sr. Unsec. Nts., 1/27/45[1]		2,825,000	3,167,531

			9,266,181

Ecuador—0.2%
Republic of Ecuador:
9.625% Sr. Unsec. Nts., 6/2/27[1]		1,025,000	1,078,813
9.65% Sr. Unsec. Nts., 12/13/26[1]		2,850,000	3,021,000
10.75% Sr. Unsec. Nts., 3/28/22[1]		4,265,000	4,776,800

			8,876,613

Egypt—0.2%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		2,855,000	2,960,010
8.50% Sr. Unsec. Nts., 1/31/47[1]		4,270,000	4,773,211

			7,733,221

Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		4,735,000	4,639,244

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Honduras—0.1%
Republic of Honduras, 8.75% Sr. Unsec. Nts., 12/16/20[1]		$3,350,000	$3,830,189

Hungary—0.3%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		6,491,000	7,533,253
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,211,000,000	5,653,261

			13,186,514

India—0.3%
Republic of India, 8.20% Sr. Unsec. Nts., 9/24/25	INR	734,400,000	12,095,035

Indonesia—1.0%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,655,000	1,760,506
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,755,000	2,937,519

Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[1]	EUR	845,000	1,103,978
3.70% Sr. Unsec. Nts., 1/8/22[1]		2,065,000	2,144,895
3.75% Sr. Unsec. Nts., 6/14/28[1]	EUR	1,380,000	1,827,534
3.85% Sr. Unsec. Nts., 7/18/27[1]		2,895,000	2,980,443
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,010,000	1,062,492
4.75% Sr. Unsec. Nts., 7/18/47[1]		2,895,000	3,055,924
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	114,495,000,000	9,133,010
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	210,905,000,000	17,804,178

			43,810,479

Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		1,570,000	1,472,895
6.752% Sr. Unsec. Nts., 3/9/23[1]		2,890,000	2,879,891

			4,352,786

Ivory Coast—0.2%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	2,985,000	3,660,814
5.75% Sr. Unsec. Nts., 12/31/32		2,033,255	1,992,574
6.125% Sr. Unsec. Nts., 6/15/33[1]		3,495,000	3,455,618

			9,109,006

Jamaica—0.1%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		2,875,000	3,550,625
8.00% Sr. Unsec. Nts., 3/15/39		1,140,000	1,415,025

			4,965,650

Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		2,790,000	2,862,972

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Lebanon—0.0%
Lebanese Republic, 6.10% Sr. Unsec. Nts., 10/4/22		$1,430,000	$1,433,017

Malaysia—0.2%
Malaysia, 5.734% Sr. Unsec. Nts., 7/30/19	MYR	35,697,000	8,820,697

Mexico—0.4%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	8,839,905
Series M20, 10.00% Bonds, 12/5/24	MXN	171,380,000	11,152,876

			19,992,781

Peru—0.2%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	14,655,000	4,769,932
8.20% Sr. Unsec. Nts., 8/12/26[1]	PEN	9,165,000	3,474,252

			8,244,184

Poland—0.3%
Republic of Poland:
2.25% Bonds, 4/25/22	PLN	37,200,000	10,034,438
2.50% Bonds, 7/25/27	PLN	18,350,000	4,669,881

			14,704,319

Romania—0.4%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	2,945,000	3,555,523
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	985,000	1,238,070
4.875% Sr. Unsec. Nts., 1/22/24[1]		3,575,000	3,948,945
5.95% Bonds, 6/11/21	RON	25,540,000	7,325,137

			16,067,675

Russia—1.7%
Russian Federation:
Series 6208, 7.50% Bonds, 2/27/19	RUB	2,560,730,000	44,527,563
Series 6209, 7.60% Bonds, 7/20/22	RUB	480,415,000	8,402,747
Series 6211, 7.00% Bonds, 1/25/23	RUB	805,490,000	13,692,770
Series 6217, 7.50% Bonds, 8/18/21	RUB	674,770,000	11,740,482

			78,363,562

Senegal—0.1%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		1,570,000	1,681,282
6.25% Unsec. Nts., 5/23/33[1]		1,470,000	1,515,996

			3,197,278

Serbia—0.2%
Republic of Serbia:
5.25% Sr. Unsec. Nts., 11/21/17[1]		2,970,000	2,984,090

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Serbia (Continued)
Republic of Serbia: (Continued) 5.875% Unsec. Nts., 12/3/18[1]		$6,100,000	$6,332,202

			9,316,292

South Africa—1.1%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	4,585,874
Series 2037, 8.50% Bonds, 1/31/37	ZAR	94,715,000	6,306,678
Series 2048, 8.75% Bonds, 2/28/48	ZAR	25,700,000	1,717,704
Series R186, 10.50% Bonds, 12/21/26	ZAR	469,800,000	38,958,691

			51,568,947

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,210,000	3,422,091
6.00% Sr. Unsec. Nts., 1/14/19[1]		4,380,000	4,528,114
6.20% Sr. Unsec. Nts., 5/11/27[1]		1,180,000	1,240,096
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,445,000	1,543,094
6.85% Sr. Unsec. Nts., 11/3/25[1]		1,315,000	1,446,863

			12,180,258

Thailand—0.1%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	176,600,000	5,328,867

Turkey—0.6%
Republic of Turkey:
5.75% Sr. Unsec. Nts., 5/11/47		2,860,000	2,817,872
8.80% Bonds, 11/14/18	TRY	30,930,000	8,438,809
9.00% Bonds, 7/24/24	TRY	5,500,000	1,422,873
10.60% Bonds, 2/11/26	TRY	14,000,000	3,862,663
11.00% Bonds, 3/2/22	TRY	18,230,000	5,157,479
11.00% Bonds, 2/24/27	TRY	11,000,000	3,150,650

			24,850,346

Ukraine—0.8%
Ukraine:
7.375% Sr. Unsec. Nts., 9/25/32[1]		12,215,000	11,921,229
7.75% Sr. Unsec. Nts., 9/1/20		2,835,000	3,011,649
7.75% Sr. Unsec. Nts., 9/1/22		2,960,000	3,146,835
7.75% Sr. Unsec. Nts., 9/1/23		6,565,000	6,903,097
7.75% Sr. Unsec. Nts., 9/1/24		4,350,000	4,551,188
7.75% Sr. Unsec. Nts., 9/1/25		5,780,000	5,996,617

			35,530,615

Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		8,395,000	8,873,515

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Uruguay (Continued)
Oriental Republic of Uruguay: (Continued)
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	36,445,000	$1,361,475

			10,234,990

Vietnam—0.1%
Socialist Republic of Vietnam, 4.80% Sr. Unsec. Nts., 11/19/24[1]		3,120,000	3,338,419

Total Foreign Government Obligations (Cost $506,992,965)			523,118,831

Corporate Loans—0.2%

Caesars Entertainment Resort Properties LLC, Sr. Sec.
Credit Facilities 1st Lien Term Loan, Tranche B, 4.735% [LIBOR12+350], 10/11/20[2]		2,973,182	2,978,945

Clear Channel Communications, Inc., Extended Sr. Sec.
Credit Facilities 1st Lien Term Loan, Tranche D, 8.083% [LIBOR4+675], 1/30/19[2,6]		2,135,000	1,652,490

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.481% [LIBOR12+325], 10/25/20[2]		3,581,443	2,680,488

Total Corporate Loans (Cost $7,635,812)			7,311,923

Corporate Bonds and Notes—45.3%

Consumer Discretionary—8.6%

Auto Components—0.3%

American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]		3,630,000	3,711,675

Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]		650,000	666,250

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		3,645,000	3,945,712

Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26		1,940,000	2,029,725

Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]		1,635,000	1,778,063

Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27		1,476,000	1,472,772

Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26		1,460,000	1,500,150

			15,104,347

Automobiles—0.5%

Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[1]		1,370,000	1,474,298

Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]		2,150,000	2,152,983
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		1,421,000	2,128,712

Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20		1,649,000	1,649,942
3.664% Sr. Unsec. Nts., 9/8/24		2,957,000	2,970,505

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43		1,110,000	1,272,247

General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22		2,228,000	2,247,532

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		760,000	805,696

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Automobiles (Continued)

Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	$2,678,000	$2,639,466

Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]	1,561,000	1,563,156

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	2,855,000	2,855,122

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	1,866,000	1,975,628

		23,735,287

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	4,199,000	4,372,209

Diversified Consumer Services—0.1%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,990,000	1,781,050

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	1,860,000	1,983,225

		3,764,275

Hotels, Restaurants & Leisure—2.1%

1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	2,150,000	2,163,438
5.00% Sec. Nts., 10/15/25[1,6]	3,555,000	3,634,988
6.00% Sec. Nts., 4/1/22[1]	1,596,000	1,647,272

Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	2,190,000	2,311,326
5.00% Sr. Unsec. Nts., 4/1/25[1]	1,283,000	1,376,017

Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26	690,000	754,687
6.875% Sr. Unsec. Nts., 5/15/23	1,835,000	1,969,194

CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	2,580,000	2,689,650

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	1,245,000	1,290,131

CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1,6]	3,560,000	3,560,000

Eldorado Resorts, Inc., 6% Sr. Unsec. Nts., 4/1/25	1,800,000	1,899,360

Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	1,070,000	1,126,175

Golden Nugget, Inc., 8.75% Sr. Sub. Nts., 10/1/25[1]	3,910,000	3,988,200

Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	1,455,000	1,487,737

Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	3,630,000	3,993,907

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	6,310,000	7,007,255

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	3,570,000	3,686,025
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,915,000	3,097,187

Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	5,485,000	5,560,419

Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,171,000	1,194,221

Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	3,750,000	3,776,311

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	$3,510,000	$3,820,916

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	3,630,000	4,011,150
6.625% Sr. Unsec. Nts., 12/15/21	3,430,000	3,867,325

Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	2,255,000	2,418,487

Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	3,600,000	3,744,000

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,635,000	1,606,388

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,7,9]	14,750,000	—

Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	4,828,000	5,365,115

Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	1,445,000	1,553,375

Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,484,100

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	3,585,000	3,531,225

Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	1,420,000	1,428,449

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	1,096,489

Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	355,000	362,544
5.50% Sr. Unsec. Nts., 10/1/27[1]	355,000	360,991

		92,864,054

Household Durables—1.3%

American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[3]	2,890,000	3,142,875

AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	3,585,000	3,701,512

Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27[1,6]	2,485,000	2,491,212
6.75% Sr. Unsec. Nts., 3/15/25	3,570,000	3,777,417
7.25% Sr. Unsec. Nts., 2/1/23	2,410,000	2,518,450
8.75% Sr. Unsec. Nts., 3/15/22	2,270,000	2,519,700

K Hovnanian Enterprises, Inc., 10% Sec. Nts., 7/15/22[1]	1,425,000	1,482,000

KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	3,085,000	3,543,739

Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	240,000	247,747
4.75% Sr. Unsec. Nts., 5/30/25	6,839,000	7,172,401

M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25[1]	2,135,000	2,191,044

Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	710,000	731,300

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	1,210,000	1,337,050

Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,170,000	1,174,637
5.00% Sr. Unsec. Nts., 11/15/23	1,900,000	2,026,372
5.50% Sr. Unsec. Nts., 4/1/46	722,000	855,482

PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	3,662,000	3,822,213
5.50% Sr. Unsec. Nts., 3/1/26	2,195,000	2,401,659

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Household Durables (Continued)

PulteGroup, Inc.: (Continued) 6.00% Sr. Unsec. Nts., 2/15/35	$245,000	$256,638

Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	735,000	780,019

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[3]	3,050,000	3,248,250

Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	4,197,000	4,401,604
4.875% Sr. Unsec. Nts., 3/15/27	835,000	864,309

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	840,000	840,046

William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	2,891,000	2,970,503

		58,498,179

Internet & Catalog Retail—0.1%

Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	771,000	893,348

QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	4,255,000	4,321,129

		5,214,477

Leisure Equipment & Products—0.1%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	1,942,000	1,939,328

Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	3,695,000	3,809,615

		5,748,943

Media—2.8%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	961,000	1,027,954

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	3,800,000	3,961,500

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,905,000	2,066,925

AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	2,185,000	2,157,687
5.875% Sr. Sub. Nts., 11/15/26	2,175,000	2,142,375
6.125% Sr. Sub. Nts., 5/15/27	1,440,000	1,429,200

AMC Networks, Inc., 4.75% Sr. Unsec. Nts., 8/1/25	1,425,000	1,442,812

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,538,000	4,024,475

Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	725,000	790,467

CCO Holdings LLC/CCO Holdings Capital Corp.:
5.00% Sr. Unsec. Nts., 2/1/28[1]	2,845,000	2,859,225
5.125% Sr. Unsec. Nts., 5/1/27[1]	2,881,000	2,927,816
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,420,625

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	1,351,000	1,383,086

Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[1]	1,429,000	1,484,158

Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,460,000	1,481,900

Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	710,000	749,050

Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	4,115,000	4,259,025
Series B, 7.625% Sr. Sub. Nts., 3/15/20	5,490,000	5,441,962

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Media (Continued)

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	$2,216,000	$2,946,863

CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	3,305,000	3,350,444
5.50% Sr. Unsec. Nts., 4/15/27[1]	2,180,000	2,272,650
10.875% Sr. Unsec. Nts., 10/15/25[1]	2,070,000	2,564,213

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	8,445,000	8,879,495
7.75% Sr. Unsec. Nts., 7/1/26	715,000	822,250

Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	2,170,000	2,186,275
5.875% Sr. Unsec. Nts., 7/15/26[1]	4,790,000	4,945,675

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	4,005,000	3,073,837

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	842,000	885,482

Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	3,685,000	3,887,675

MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	705,000	713,813

Myriad International Holdings BV, 4.85% Sr. Unsec. Nts., 7/6/27[1]	1,450,000	1,502,925

Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,815,000	2,920,563

Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	2,120,000	2,215,400

SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	2,425,000	2,537,156

Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,740,000	2,818,775

Sirius XM Radio, Inc.:
3.875% Sr. Unsec. Nts., 8/1/22[1]	1,210,000	1,243,517
5.375% Sr. Unsec. Nts., 7/15/26[1]	2,910,000	3,070,050

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	1,253,000	1,287,138
6.10% Sr. Unsec. Nts., 2/15/18[1]	936,000	951,337

TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,780,000	1,880,125

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,379,000	1,311,023

Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	600,000	610,132

Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	710,000	723,313

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	1,990,000	2,079,550

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	751,538
5.125% Sr. Sec. Nts., 2/15/25[1]	5,925,000	5,991,656

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	550,000	526,848
3.45% Sr. Unsec. Nts., 10/4/26	665,000	639,989
4.375% Sr. Unsec. Nts., 3/15/43	1,647,000	1,423,225

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	1,694,000	1,770,230
5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	2,212,844

Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	5,290,000	5,433,835

		123,480,083

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Multiline Retail—0.2%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	$5,981,000	$6,337,468

Specialty Retail—0.7%

AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	515,000	512,327

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,610,000	1,748,480

GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	3,600,000	3,694,500
6.75% Sr. Unsec. Nts., 3/15/21[1]	3,860,000	4,033,700

Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	1,005,000	917,062

L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	2,312,000	2,479,389
6.875% Sr. Unsec. Nts., 11/1/35	6,270,000	6,144,600

Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	1,425,000	1,483,781

Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	720,000	776,700

PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	1,430,000	1,254,825
7.125% Sr. Unsec. Nts., 3/15/23[1]	3,790,000	2,966,812
8.875% Sr. Unsec. Nts., 6/1/25[1]	715,000	569,319

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	1,660,000	1,686,938

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,320,000	1,359,600

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,741,000	1,725,767

Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	1,800,000	1,854,000

		33,207,800

Textiles, Apparel & Luxury Goods—0.3%

Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,307,812
4.875% Sr. Unsec. Nts., 5/15/26[1]	3,793,000	3,958,944

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	1,762,000	1,865,518

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,182,000	1,211,550

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	3,995,000	4,129,831

Wrangler Buyer Corp., 6% Sr. Unsec. Nts., 10/1/25[1]	710,000	725,975

		13,199,630

Consumer Staples—2.7%

Beverages—0.3%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,878,000	2,886,141
3.65% Sr. Unsec. Nts., 2/1/26	1,366,000	1,415,082
4.90% Sr. Unsec. Nts., 2/1/46	787,000	899,253

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,198,000	1,903,982

Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	2,770,000	2,808,999

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,018,000	1,007,258
2.10% Sr. Unsec. Nts., 7/15/21	2,432,000	2,399,573
4.20% Sr. Unsec. Nts., 7/15/46	347,000	346,909

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Beverages (Continued)

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	$2,089,000	$2,246,109

		15,913,306

Food & Staples Retailing—0.7%

Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./
Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	2,190,000	2,050,387

Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,840,000	1,140,800

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	4,205,000	4,131,412

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	114,000	114,226
6.80% Sr. Unsec. Nts., 12/15/18	812,000	858,376
6.90% Sr. Unsec. Nts., 4/15/38	614,000	768,807

New Albertson’s, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	1,712,100

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,688,404

Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,511,100

Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	5,490,000	5,359,613

Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[1]	2,575,000	2,736,903

SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	2,195,000	2,090,738
7.75% Sr. Unsec. Nts., 11/15/22	1,620,000	1,526,850

US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	365,000	384,163

		30,073,879

Food Products—1.0%

Adecoagro SA, 6% Sr. Unsec. Nts., 9/21/27[1]	1,534,000	1,534,767

B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	736,200

Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	1,712,000	1,652,137
8.50% Sr. Unsec. Nts., 6/15/19	2,191,000	2,420,706

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	4,830,000	4,914,525

Dole Food Co., Inc., 7.25% Sr. Sec. Nts., 6/15/25[1]	2,160,000	2,346,300

JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,779,719

Kraft Heinz Foods Co.: 3.95% Sr. Unsec. Nts., 7/15/25	1,486,000	1,532,476
4.375% Sr. Unsec. Nts., 6/1/46	1,587,000	1,561,516

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	1,432,000	1,507,180

Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	1,605,000	1,627,470

Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	2,771,000	2,750,824

Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,830,725
5.875% Sr. Unsec. Nts., 9/30/27[1]	710,000	729,525

Post Holdings, Inc., 5.75% Sr. Unsec. Nts., 3/1/27[1]	2,135,000	2,209,725

Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	2,628,000	2,638,644

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	4,517,000	4,850,129

Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	1,248,000	1,264,314

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Food Products (Continued)

WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	$2,030,000	$2,287,766

		43,174,648

Household Products—0.1%

Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,759,500
Reckitt Benckiser Treasury Services plc, 2.375% Sr. Unsec. Nts., 6/24/22[1]	2,200,000	2,195,336
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	1,115,000	1,200,019

		5,154,855

Personal Products—0.3%

Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	8,670,000	9,038,475
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	255,000	274,762
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	6,320,000	5,545,800
6.25% Sr. Unsec. Nts., 8/1/24	1,455,000	1,131,263

		15,990,300

Tobacco—0.3%

Altria Group, Inc., 4% Sr. Unsec. Nts., 1/31/24	1,663,000	1,767,316
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27[1]	1,226,000	1,232,220
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	2,769,000	2,770,613
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	881,000	1,081,133
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[1]	4,910,000	5,094,125

		11,945,407

Energy—7.8%

Energy Equipment & Services—1.2%

Calfrac Holdings LP, 7.50% Sr. Unsec. Nts., 12/1/20[1]	2,495,000	2,410,794
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,656,200
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	720,000	747,000
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	556,000	611,843
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,403,000	1,485,408
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]	3,745,000	3,885,437
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	2,175,000	1,941,188
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	4,500,000	3,611,250
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	2,960,000	3,192,304
6.45% Sr. Unsec. Nts., 5/30/44[1]	7,530,000	8,948,712
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	4,200,000	3,570,000
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	5,080,000	4,991,100
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	2,332,000	2,334,261

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Energy Equipment & Services (Continued)

Schlumberger Holdings Corp.: (Continued)
4.00% Sr. Unsec. Nts., 12/21/25[1]	$1,434,000	$1,504,963
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[1]	2,135,000	2,215,063
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[1]	3,000,000	3,247,500
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,019,900
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	2,675,000	2,695,063
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[1]	3,571,000	3,945,955

		54,013,941

Oil, Gas & Consumable Fuels—6.6%

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[1]	2,125,000	2,305,625
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	473,592
6.20% Sr. Unsec. Nts., 3/15/40	504,000	587,199
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26[1]	2,247,000	2,469,231
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	1,884,000	2,025,300
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	721,000	727,264
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	3,145,000	3,337,631
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	3,400,000	3,116,100
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	2,830,000	2,913,315
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	3,755,000	3,623,575
8.75% Sr. Unsec. Nts., 6/15/25	1,435,000	1,384,775
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	1,680,000	1,751,400
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,121,000	1,194,431
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,831,696
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	663,000	655,055
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	1,803,000	1,178,711
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	5,310,000	5,213,756
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	1,205,000	1,229,100
Cenovus Energy, Inc., 5.40% Sr. Unsec. Nts., 6/15/47[1]	246,000	247,458
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27[1]	1,430,000	1,480,050
7.00% Sr. Sec. Nts., 6/30/24	5,020,000	5,729,075
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,435,000	1,449,350
8.00% Sec. Nts., 12/15/22[1]	1,805,000	1,953,912
8.00% Sr. Unsec. Nts., 1/15/25[1]	715,000	723,938
8.00% Sr. Unsec. Nts., 6/15/27[1,6]	710,000	704,675
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,853,000	2,849,146
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	201,825
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance
Corp., 12% Sec. Nts., 11/1/21	4,135,000	4,362,425

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	$2,258,000	$2,312,215
4.50% Sr. Unsec. Nts., 6/1/25	1,166,000	1,247,213
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	363,452
5.95% Sr. Unsec. Nts., 3/15/46	578,000	745,389
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	1,230,000	1,248,450
8.00% Sr. Unsec. Nts., 4/1/23	1,715,000	1,830,865
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	1,535,000	1,565,700
Cosan Ltd., 5.95% Sr. Unsec. Nts., 9/20/24[1]	1,060,000	1,086,765
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	3,980,000	4,079,500
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	2,130,000	1,128,900
5.50% Sr. Sub. Nts., 5/1/22	1,822,000	1,052,205
6.375% Sr. Sub. Nts., 8/15/21	2,209,000	1,336,445
9.00% Sec. Nts., 5/15/21[1]	2,975,000	2,919,219
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	713,000	724,051
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	10,000	10,787
7.50% Sr. Sec. Nts., 10/15/20	2,470,000	2,794,187
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	723,000	726,930
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	681,000	713,569
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	363,000	397,113
4.90% Sr. Unsec. Nts., 5/15/46	300,000	328,848
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	3,560,000	3,804,750
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	1,785,000	1,137,937
8.00% Sr. Sec. Nts., 11/29/24[1]	3,625,000	3,679,375
8.00% Sec. Nts., 2/15/25[1]	2,890,000	2,265,037
9.375% Sr. Unsec. Nts., 5/1/20	1,810,000	1,515,875
EQT Corp., 6.50% Sr. Unsec. Nts., 4/1/18	1,198,000	1,223,490
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	710,000	741,950
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	3,600,000	3,168,000
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	6,835,000	7,173,674
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	1,525,000	1,538,344
6.00% Sr. Unsec. Nts., 5/15/23	2,345,000	2,339,137
6.50% Sr. Unsec. Nts., 10/1/25	2,135,000	2,121,656
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[1]	1,230,000	1,239,225
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24	2,840,000	2,875,500
Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[1]	1,425,000	1,482,000
12.00% Sec. Nts., 2/15/22[1]	844,000	1,021,240

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)
Holly Energy Partners LP/Holly Energy Finance Corp., 6% Sr. Unsec. Nts., 8/1/24[1]		$710,000	$748,162
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		4,010,000	4,536,200
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22		6,062,000	4,985,995
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]		1,295,000	1,320,259
5.75% Sr. Unsec. Nts., 4/19/47[1]		5,580,000	5,515,395
6.375% Sr. Unsec. Nts., 4/9/21[1]		4,505,000	4,935,971
7.00% Sr. Unsec. Nts., 5/5/20[1]		4,125,000	4,506,191
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45		2,000,000	2,163,844
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]		1,300,000	1,371,500
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27		1,265,000	1,293,827
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		1,435,000	1,402,713
7.00% Sr. Unsec. Nts., 3/31/24[1]		3,925,000	3,385,313
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24		2,120,000	2,265,729
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		8,680,000	5,208,000
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		1,485,000	1,600,088
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		3,595,000	3,361,325
6.875% Sr. Unsec. Nts., 10/15/21		1,770,000	1,778,850
7.50% Sr. Unsec. Nts., 11/1/23		3,050,000	3,050,000
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		711,000	736,145
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		1,585,000	1,633,422
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		2,155,000	2,278,913
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		5,755,000	5,870,100
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25		971,000	1,039,692
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,070,000	4,881,110
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		4,880,000	5,050,800
7.25% Sr. Unsec. Nts., 6/15/25[1]		2,130,000	2,183,250
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[7,9,10]		3,195,000	3
6.375% Sr. Sec. Nts., 3/31/25[1]		1,440,000	1,485,000
10.00% Sr. Sec. Nts., 3/15/22[7,9,10]		5,950,000	6
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		4,960,000	4,915,360
5.299% Sr. Unsec. Nts., 1/27/25[1]		2,270,000	2,269,433
5.999% Sr. Unsec. Nts., 1/27/28[1]		12,462,000	12,477,578
6.125% Sr. Unsec. Nts., 1/17/22		4,020,000	4,331,550
6.85% Sr. Unsec. Nts., 6/5/15		5,680,000	5,425,820
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[11]	EUR	620,000	780,609
3.75% Sr. Unsec. Nts., 4/16/26	EUR	3,090,000	3,755,004
4.625% Sr. Unsec. Nts., 9/21/23		7,205,000	7,460,057
5.375% Sr. Unsec. Nts., 3/13/22[1]		1,460,000	1,561,762

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Petroleos Mexicanos: (Continued)
6.375% Sr. Unsec. Nts., 2/4/21	$2,850,000	$3,129,329
6.75% Sr. Unsec. Nts., 9/21/47[1]	5,250,000	5,598,600
6.875% Sr. Unsec. Nts., 8/4/26	2,155,000	2,456,700

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,193,000	1,191,990

Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[11]	870,000	884,164

Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	6,665,000	6,814,963

Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	1,293,000	1,305,491

Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]	1,935,000	1,964,596

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	2,845,000	2,460,925
7.75% Sr. Unsec. Nts., 6/15/21	1,245,000	1,185,863

SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	1,610,000	1,573,775

Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	875,000	886,672

Southwestern Energy Co., 7.50% Sr. Unsec. Nts., 4/1/26	710,000	738,400

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	1,440,000	1,468,800

Sunoco Logistics Partners Operations LP, 4% Sr. Unsec. Nts., 10/1/27	1,374,000	1,371,037

Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	2,145,000	2,289,788

SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[1]	2,015,000	2,055,300

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,850,000	1,910,125

Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	980,000	985,635
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	1,080,000	1,102,950
7.125% Sr. Unsec. Nts., 4/15/25[1]	1,415,000	1,430,919

Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]	1,430,000	1,481,838

WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]	1,425,000	1,426,781

Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	1,041,000	1,041,142

WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	3,260,000	3,671,575

YPF SA, 6.95% Sr. Unsec. Nts., 7/21/27[1]	2,915,000	3,102,277

		295,753,214

Financials—8.0%

Capital Markets—2.0%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	1,439,000	1,471,283

Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1,6]	1,020,000	1,007,407

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,590,000	2,665,536

Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,364,000	1,417,256

Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,12]	1,655,000	1,787,400

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Capital Markets (Continued)

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	$1,075,000	$1,155,218

Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	3,800,000	4,104,000
10.75% Sr. Unsec. Nts., 9/1/24[1]	2,280,000	2,439,600

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	4,385,000	4,471,837

E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	4,873,000	5,201,928

Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[1]	2,900,000	2,989,320

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	3,840,000	4,001,472
5.75% Sec. Nts., 1/15/24[1]	2,745,000	2,882,250
7.00% Sr. Unsec. Nts., 12/1/23[1]	5,690,000	6,090,007

Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	4,335,000	4,508,400

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,451,000	1,456,343
3.75% Sr. Unsec. Nts., 2/25/26	1,395,000	1,430,062
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L2,12	1,351,000	1,398,285

Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	3,465,000	3,731,008

Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,12]	2,097,000	2,175,008

Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[1]	925,000	942,289

Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	1,776,000	1,894,305
5.00% Sub. Nts., 11/24/25	2,236,000	2,453,845

MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,573,150

MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	2,349,000	2,478,195

Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,097,000	1,098,264

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	1,460,000	1,614,848
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,584,000	1,588,783
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	1,090,000	1,103,625
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	2,748,000	2,767,270
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22	2,150,000	2,282,333
8.25% Sr. Unsec. Nts., 12/15/20	1,465,000	1,659,113
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	4,975,000	4,850,625
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	1,539,000	1,555,881
UBS Group AG, 7.125% [USSW5+588.3]Jr. Sub. Perpetual Bonds[2,12]	1,925,000	2,089,100
UBS Group Funding Switzerland AG: 4.125% Sr. Unsec. Nts., 4/15/26[1]	926,000	973,223

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Capital Markets (Continued)

UBS Group Funding Switzerland AG: (Continued) 4.253% Sr. Unsec. Nts., 3/23/28[1]	$1,044,000	$1,096,841

VFH Parent LLC/Orchestra Co.-Issuer, Inc., 6.75% Sec. Nts., 6/15/22[1]	715,000	746,281

		89,151,591

Commercial Banks—3.0%

ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	2,975,000	3,073,300

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,9]	1,186,225	—

Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	2,529,000	2,533,099

Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,12]	2,350,000	2,661,375

Banco Bilbao Vizcaya Argentaria SA, 9% [USSW5+826.2] Jr. Sub. Perpetual Bonds[2,12]	2,055,000	2,130,264

Banco Macro SA, 6.75% [USSW5+546.3] Sub. Nts., 11/4/26[1,2]	765,000	809,286

Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,12]	1,161,000	1,237,916
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,12]	1,069,000	1,168,951

Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,12]	1,750,000	1,786,449

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	1,928,000	1,890,916
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	1,327,000	1,363,785
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,12]	1,662,000	1,882,215
7.75% Jr. Sub. Nts., 5/14/38	1,661,000	2,446,591
8.00% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K2,12	2,012,000	2,043,287

Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]	625,000	672,833

Barclays plc:
4.375% Sr. Unsec. Nts., 1/12/26	2,345,000	2,451,543
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,12]	2,050,000	2,236,841

BNP Paribas SA:
4.625% Sub. Nts., 3/13/27[1]	1,701,000	1,803,453
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,12]	2,045,000	2,252,056

BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	1,690,000	1,756,344

CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,12]	1,867,000	1,944,014

Citigroup, Inc.:
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	2,472,000	2,589,434
4.75% Sub. Nts., 5/18/46	1,221,000	1,331,979
6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,12]	1,315,000	1,408,694

Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	1,434,000	1,440,883
2.65% Sr. Unsec. Nts., 5/26/22	609,000	609,628

Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	2,000,000	1,983,386

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial Banks (Continued)

Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	$2,546,000	$2,535,945

Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	2,863,000	2,980,394

Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,12]	695,000	714,113

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,456,000	1,497,906

First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,045,000	1,042,173

Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	1,398,000	1,421,757

Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	1,735,000	1,780,110

Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	2,995,000	3,032,438

HSBC Holdings plc:
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	1,220,000	1,275,016
6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,12]	2,075,000	2,207,412

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	1,568,000	1,608,586

Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	2,018,000	2,029,367

JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	1,963,000	1,982,428
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	3,893,000	3,999,493
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,12]	1,740,000	1,918,350
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,12]	1,980,000	2,041,875

Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	3,770,000	3,892,525

Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[2]	1,305,000	1,357,171

Lloyds Banking Group plc, 6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,12]	1,702,000	1,940,280

Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	2,185,000	2,193,380

PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	2,273,000	2,280,148

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,472,000	1,478,503

Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	1,656,000	1,654,516

Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	1,801,000	1,813,929

Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]	4,190,000	4,284,841

Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,12]	2,155,000	2,338,175

Standard Chartered plc:
2.821% [US0003M+151] Jr. Sub. Perpetual Bonds[1,2,12]	400,000	343,000
7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,12]	2,195,000	2,348,650

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,100,000	1,088,759

SunTrust Banks, Inc., 5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,12]	1,891,000	1,938,275

TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]	720,000	730,800

Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	1,650,000	1,656,306

Turkiye Is Bankasi, 6% Sub. Nts., 10/24/22[1]	1,465,000	1,485,944

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Banks (Continued)

Turkiye Vakiflar Bankasi TAO:
5.625% Sr. Unsec. Nts., 5/30/22[1]	$2,635,000	$2,681,903
6.875% [USSW5+543.9] Sub. Nts., 2/3/25[1,2]	1,365,000	1,397,801

UniCredit SpA, 8% [USSW5+518] Jr. Sub. Perpetual Bonds[2,12]	1,680,000	1,775,474

US Bancorp:
3.10% Sub. Nts., 4/27/26	1,465,000	1,459,201
3.15% Sr. Unsec. Nts., 4/27/27	615,000	619,098

Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub.
Perpetual Bonds[2,12]	2,650,000	2,659,938

Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	2,055,000	2,083,155
4.75% Sub. Nts., 12/7/46	1,434,000	1,577,259

Westpac Banking Corp. (New Zealand), 5%
[USISDA05+288.8] Jr. Sub. Perpetual Bonds[2,12]	1,820,000	1,819,636

Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[1]	4,160,000	4,194,062

Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]	1,835,000	1,900,388

		134,569,002

Consumer Finance—0.8%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	3,885,000	3,574,200

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	3,065,000	3,218,250
5.75% Sub. Nts., 11/20/25	3,370,000	3,666,391
8.00% Sr. Unsec. Nts., 11/1/31	1,140,000	1,476,186

American Express Co.:
2.50% Sr. Unsec. Nts., 8/1/22	998,000	997,680
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,12]	2,142,000	2,184,840

American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	1,541,000	1,556,795

Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,017,000	1,029,763

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	993,000	998,121
4.10% Sr. Unsec. Nts., 2/9/27	986,000	1,003,357

Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	1,840,000	1,949,641

Financiera Independencia SAB de CV SOFOM ENR, 8% Sr. Unsec. Nts., 7/19/24[1]	985,000	1,021,937

Minejesa Capital BV:
4.625% Sr. Sec. Nts., 8/10/30[1]	1,155,000	1,179,246
5.625% Sr. Sec. Nts., 8/10/37[1]	2,020,000	2,117,584

Navient Corp.:
6.50% Sr. Unsec. Nts., 6/15/22	1,425,000	1,513,165
6.625% Sr. Unsec. Nts., 7/26/21	1,475,000	1,581,937
6.75% Sr. Unsec. Nts., 6/25/25	1,865,000	1,944,263
7.25% Sr. Unsec. Nts., 1/25/22	6,570,000	7,210,575

		38,223,931

Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	790,000	792,167

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[3,7] MXN	20,232,960	111,109

Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]	2,895,000	3,046,987

44        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Diversified Financial Services (Continued)
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		$961,000	$979,967

Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23		1,476,000	1,480,174

Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]		2,390,000	2,544,155

			8,954,559

Insurance—0.4%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,527,000	1,607,216

Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]		646,000	635,298

CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27		2,116,000	2,102,791

Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]		990,000	1,035,045

Genworth Holdings, Inc., 7.70% Sr. Unsec. Nts., 6/15/20		1,420,000	1,432,425

Manulife Financial Corp., 4.061% [USSW5+164.7] Sub. Nts., 2/24/32[2]		1,570,000	1,591,815

Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47		1,012,000	1,084,752

MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,12]		2,721,000	2,812,045

Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		1,851,000	1,951,136

Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]		1,981,000	2,108,527
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]		455,000	492,537

			16,853,587

Real Estate Investment Trusts (REITs)—1.2%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		1,822,000	1,850,442
5.90% Sr. Unsec. Nts., 11/1/21		841,000	944,190

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,9,13]	MXN	17,961,653	—

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		1,798,000	1,828,695

Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27		1,222,000	1,223,310

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		2,165,000	2,359,850
5.875% Sr. Unsec. Nts., 1/15/26		2,315,000	2,549,394

FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		3,065,000	3,302,537

GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		2,390,000	2,626,012

HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20		753,000	759,320

Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	3,068,038

Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]		2,135,000	2,185,706

iStar, Inc.:
4.625% Sr. Unsec. Nts., 9/15/20		2,135,000	2,188,375
5.00% Sr. Unsec. Nts., 7/1/19		1,160,000	1,175,950
5.25% Sr. Unsec. Nts., 9/15/22		2,135,000	2,172,363
6.00% Sr. Unsec. Nts., 4/1/22		4,325,000	4,487,188

45        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	$1,825,000	$1,986,969

MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	2,135,000	2,193,713
6.375% Sr. Unsec. Nts., 3/1/24	2,195,000	2,378,831

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	2,990,000	3,143,237

SBA Communications Corp., 4% Sr. Unsec. Nts., 10/1/22[1,6]	2,140,000	2,149,797

Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21	2,175,000	2,275,594

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	3,260,000	3,471,900

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.125% Sr. Unsec. Nts., 12/15/24[1]	2,175,000	1,847,391

Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	3,360,000	2,982,000

VEREIT Operating Partnership LP, 3% Sr. Unsec. Nts., 2/6/19	934,000	942,586

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	389,000	390,010

		56,483,398

Real Estate Management & Development—0.2%

Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	1,455,000	1,526,841

Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	3,650,000	3,768,625

Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	3,045,000	3,159,187

		8,454,653

Thrifts & Mortgage Finance—0.2%

Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	1,070,000	1,126,175

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	3,850,000	4,061,750

Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	1,780,000	1,820,050

		7,007,975

Health Care—3.7%

Biotechnology—0.3%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,458,000	1,513,537
4.70% Sr. Unsec. Nts., 5/14/45	436,000	476,902

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	562,000	656,849

Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	2,765,000	2,777,088
3.875% Sr. Unsec. Nts., 8/15/25	1,403,000	1,482,248
5.00% Sr. Unsec. Nts., 8/15/45	299,000	339,142

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,001,000	1,127,871

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	2,780,000	2,775,505
3.20% Sr. Unsec. Nts., 9/23/26	1,993,000	1,967,719

		13,116,861

46        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Health Care Equipment & Supplies—0.4%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	$2,663,000	$2,685,732
3.75% Sr. Unsec. Nts., 11/30/26	2,068,000	2,125,123

Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	1,589,000	1,595,322
3.70% Sr. Unsec. Nts., 6/6/27	1,881,000	1,899,502

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	1,975,000	2,053,209

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,720,000	1,655,500

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	2,080,000	2,204,800

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	1,505,000	1,578,369

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	1,132,000	1,290,813

		17,088,370

Health Care Providers & Services—1.8%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	2,305,000	2,431,775
6.50% Sr. Unsec. Nts., 3/1/24	730,000	787,487

Aetna, Inc., 2.80% Sr. Unsec. Nts., 6/15/23	1,852,000	1,863,679

Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	1,250,000	1,256,252

Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	5,515,000	5,783,856
6.125% Sr. Unsec. Nts., 2/15/24	735,000	796,556

CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	4,970,000	4,926,512
6.875% Sr. Unsec. Nts., 2/1/22	4,300,000	3,391,625
7.125% Sr. Unsec. Nts., 7/15/20	995,000	901,719
8.00% Sr. Unsec. Nts., 11/15/19	2,620,000	2,561,050

DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	3,875,000	3,865,312

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	1,740,000	1,813,950

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	2,335,000	2,530,830
5.875% Sr. Unsec. Nts., 1/31/22[1]	3,126,000	3,515,670

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	2,110,000	2,228,688
5.50% Sr. Sec. Nts., 6/15/47	3,570,000	3,708,338
7.50% Sr. Unsec. Nts., 2/15/22	6,600,000	7,587,954

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	4,380,000	4,506,473

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	5,150,000	5,172,531

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,585,000	1,442,350

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,575,000	1,608,405

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	3,295,000	3,325,637

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,675,000	2,768,625

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	4,700,000	4,517,875
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,538,813

47        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Health Care Providers & Services (Continued)

Tenet Healthcare Corp.: (Continued) 8.125% Sr. Unsec. Nts., 4/1/22	$2,880,000	$2,937,600

UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	1,970,000	1,992,449

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	2,075,000	2,111,313

		81,873,324

Life Sciences Tools & Services—0.2%

Quintiles IMS, Inc.:
4.875% Sr. Unsec. Nts., 5/15/23[1]	2,000,000	2,090,000
5.00% Sr. Unsec. Nts., 10/15/26[1]	2,296,000	2,439,500

Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	1,215,000	1,198,061
4.15% Sr. Unsec. Nts., 2/1/24	877,000	937,045

West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	2,135,000	2,135,000

		8,799,606

Pharmaceuticals—1.0%

Allergan Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	2,318,000	2,324,944
3.80% Sr. Unsec. Nts., 3/15/25	1,680,000	1,746,850

Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]	1,745,000	292,287

Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	3,430,000	2,846,900
6.00% Sr. Unsec. Nts., 2/1/25[1]	660,000	537,900

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	3,780,200

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	870,000	870,000
5.50% Sr. Unsec. Nts., 4/15/25[1]	3,345,000	3,027,225
5.75% Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,760,825

Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	1,100,000	1,188,000

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	2,105,000	2,110,262
5.50% Sr. Unsec. Nts., 3/1/23[1]	2,805,000	2,468,400
5.875% Sr. Unsec. Nts., 5/15/23[1]	3,990,000	3,536,137
6.125% Sr. Unsec. Nts., 4/15/25[1]	5,910,000	5,208,188
6.375% Sr. Unsec. Nts., 10/15/20[1]	1,440,000	1,444,954
6.75% Sr. Unsec. Nts., 8/15/21[1]	3,090,000	3,039,788
7.00% Sr. Sec. Nts., 3/15/24[1]	2,160,000	2,305,800
7.25% Sr. Unsec. Nts., 7/15/22[1]	3,355,000	3,283,706
7.50% Sr. Unsec. Nts., 7/15/21[1]	2,160,000	2,160,000

Zoetis, Inc., 3% Sr. Unsec. Nts., 9/12/27	597,000	588,900

		45,521,266

Industrials—3.8%

Aerospace & Defense—0.7%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	1,884,000	1,956,824

Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[1]	4,640,000	4,997,280

48        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Aerospace & Defense (Continued)

DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	$710,000	$729,436
5.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	729,525

Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	2,835,000	3,073,849

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	3,054,000	2,015,640

Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	972,000	993,098

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,325,000	1,477,544

Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	645,000	652,243
4.30% Sr. Unsec. Nts., 3/1/24	894,000	949,237

TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26	3,545,000	3,640,290

Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	5,055,000	4,928,625
7.75% Sr. Unsec. Nts., 8/15/25[1]	3,555,000	3,750,525

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[8]	506,000	506,322

		30,400,438

Air Freight & Couriers—0.1%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	2,120,000	2,067,000

FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	498,000	519,511

XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	1,110,000	1,162,725

		3,749,236

Airlines—0.1%

American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,529,625

Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[1]	1,010,000	1,074,640

		3,604,265

Building Products—0.2%

Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27[6]	1,769,000	1,760,756

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,683,000	1,662,051

Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	4,035,000	4,308,573

USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	1,230,000	1,286,888

		9,018,268

Commercial Services & Supplies—0.7%

ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,456,000

APX Group, Inc., 7.625% Sr. Unsec. Nts., 9/1/23[1]	710,000	749,937

ARD Finance SA, 7.875% Sr. Sec. Nts., 9/15/23[14]	2,505,000	2,680,350

Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	1,660,000	1,323,850

Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	3,660,000	3,727,454

Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	4,495,000	4,472,525
5.875% Sr. Unsec. Nts., 7/1/25	1,430,000	1,410,337

GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	1,965,000	2,053,425

Multi-Color Corp., 4.875% Sr. Unsec. Nts., 11/1/25[1,6]	710,000	720,650

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,126,000	2,057,963

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	$2,331,000	$2,360,624

RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,752,400

TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[1]	710,000	727,750

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	530,000	561,948

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,815,000	1,837,687

		29,892,900

Construction & Engineering—0.1%

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[3]	1,105,000	1,279,037

Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	2,155,000	2,343,563

		3,622,600

Electrical Equipment—0.1%

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	2,400,000	2,532,000
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,922,750

		6,454,750

Industrial Conglomerates—0.1%

Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,607,513

Grupo KUO SAB de CV, 5.75% Sr. Unsec. Nts., 7/7/27[1]	1,255,000	1,324,025

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,395,000	1,443,825

Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	500,000	515,445
3.85% Sr. Unsec. Nts., 12/15/25	918,000	950,595

		5,841,403

Machinery—0.5%

Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	715,000	721,256
5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,513,709

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	3,030,000	3,143,625

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	3,650,000	3,937,437

CD&R Waterworks Merger Sub LLC, 6.125% Sr. Unsec. Nts., 8/15/25[1]	710,000	735,063

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	2,880,000	2,878,247

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	3,570,000	3,779,738

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	1,725,000	1,842,628

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	2,085,000	2,098,083

Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	780,000	844,350

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	651,000	655,252

Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	725,000	764,875

Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	355,000	362,988

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	1,102,000	1,085,306

		24,362,557

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Professional Services—0.2%

Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[1]	$1,760,000	$1,844,049

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	715,000	775,775

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	5,445,000	5,642,381

		8,262,205

Road & Rail—0.2%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,065,000	2,072,744

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	386,031

DAE Funding LLC, 4% Sr. Unsec. Nts., 8/1/20[1]	710,000	725,975

GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	1,465,000	1,569,015

Hertz Corp. (The):
6.75% Sr. Unsec. Nts., 4/15/19	1,420,000	1,417,338
7.375% Sr. Unsec. Nts., 1/15/21	710,000	716,212
7.625% Sec. Nts., 6/1/22[1]	715,000	739,131

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	697,000	774,129

Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	1,983,000	1,961,826

		10,362,401

Trading Companies & Distributors—0.6%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65% Sr. Unsec. Nts., 7/21/27	2,551,000	2,545,600

Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	1,170,000	1,168,317
3.625% Sr. Unsec. Nts., 4/1/27	1,121,000	1,123,519

Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	730,000	782,925

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	1,030,000	1,099,525

Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24[6]	1,425,000	1,435,688

H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25[1]	2,130,000	2,252,475

HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[1]	1,465,000	1,571,212

Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	1,967,000	2,136,654
7.75% Sec. Nts., 6/1/24[1]	1,313,000	1,431,170

Rumo Luxembourg Sarl, 7.375% Sr. Unsec. Nts., 2/9/24[1]	1,135,000	1,231,475

Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	3,720,000	4,076,971

United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	710,000	720,650
4.875% Sr. Unsec. Nts., 1/15/28	3,553,000	3,575,206
5.875% Sr. Unsec. Nts., 9/15/26	3,650,000	3,978,500

		29,129,887

Transportation Infrastructure—0.2%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	2,400,000	2,972,100

Mexico City Airport Trust, 5.50% Sr. Sec. Nts., 7/31/47[1]	1,890,000	1,922,886

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Transportation Infrastructure (Continued)

United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	$2,135,000	$2,153,681

		7,048,667

Information Technology—2.5%

Communications Equipment—0.2%

CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	1,545,000	1,658,944

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	1,200,000	1,264,500

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	3,680,000	3,834,082

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,137,200

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	1,605,000	1,534,781

ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	710,000	718,023

		11,147,530

Electronic Equipment, Instruments, & Components—0.2%

Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,840,000	1,839,105

CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	1,320,000	1,384,772
5.50% Sr. Unsec. Nts., 12/1/24	417,000	466,523

Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	1,888,000	1,950,174

TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	2,135,000	2,165,691

		7,806,265

Internet Software & Services—0.4%

Affinion Group, Inc., 14.00% Sr. Unsec. Nts., 11/10/22[3,14]	6,401,815	5,569,579

j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,249,675

Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	3,990,000	4,264,313

VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,844,000	2,943,540
5.25% Sr. Unsec. Nts., 4/1/25	759,000	823,515

		15,850,622

IT Services—0.7%

Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	1,425,000	1,442,812

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,078,000	1,069,764

Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	4,950,000	5,853,375

DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	1,864,000	1,889,676
4.75% Sr. Unsec. Nts., 4/15/27	1,857,000	1,989,225

Exela Intermediate LLC/Exela Finance, Inc., 10% Sr. Sec. Nts., 7/15/23[1]	2,135,000	2,108,312

Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	1,895,000	1,917,563

Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	2,160,000	2,284,200

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	5,540,000	5,720,050

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	4,690,000	4,842,425

52        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

IT Services (Continued)

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	$1,548,000	$1,553,494

		30,670,896

Semiconductors & Semiconductor Equipment—0.2%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	612,000	732,640

Micron Technology, Inc., 5.25% Sr. Unsec. Nts., 8/1/23[1]	1,675,000	1,755,400

NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	3,735,000	4,024,462

QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	1,252,000	1,263,674

Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	725,000	770,312

		8,546,488

Software—0.6%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	654,000	694,950

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,491,000	3,591,366

Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	2,847,000	2,902,632
5.875% Sr. Unsec. Nts., 6/15/21[1]	1,205,000	1,262,744
6.02% Sr. Sec. Nts., 6/15/26[1]	1,666,000	1,852,612
7.125% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,420,332

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,775,000	1,792,750

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,211,000	1,274,577

Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	1,663,000	1,654,336
2.95% Sr. Unsec. Nts., 5/15/25	1,469,000	1,482,267

Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[1]	1,385,000	1,451,660

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	2,330,000	2,554,262

Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	3,270,000	3,490,725

VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	751,000	753,579
3.90% Sr. Unsec. Nts., 8/21/27	1,235,000	1,250,406

		28,429,198

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,362,000	1,488,382

Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	1,085,000	1,163,662

Hewlett Packard Enterprise Co.:
2.10% Sr. Unsec. Nts., 10/4/19[1]	1,983,000	1,984,399
2.45% Sr. Unsec. Nts., 10/5/17	690,000	690,033

NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	1,535,000	1,641,069

NetApp, Inc., 2% Sr. Unsec. Nts., 9/27/19	1,114,000	1,114,004

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	2,540,000	2,990,850

		11,072,399

Materials—3.8%

Chemicals—1.3%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	918,000	924,749
4.125% Sr. Unsec. Nts., 3/15/35	388,000	395,215

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Chemicals (Continued)

CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]		$1,249,000	$1,308,763

Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27		1,075,000	1,120,687
6.625% Sr. Unsec. Nts., 5/15/23		1,220,000	1,303,875

CYDSA SAB de CV, 6.25% Sr. Unsec. Nts., 10/4/27[1]		1,430,000	1,404,017

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		2,387,000	2,397,207

Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		5,065,000	4,558,500
10.375% Sr. Sec. Nts., 2/1/22[1]		2,760,000	2,663,400
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		1,065,000	1,131,562

Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]		1,445,000	1,556,988

Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]		720,000	775,800
10.50% Sr. Unsec. Nts., 4/15/23[1]		2,960,000	3,396,600

NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		715,000	725,725
5.25% Sr. Unsec. Nts., 8/1/23[1]		1,465,000	1,514,444

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,340,000	4,213,220
4.625% Sr. Unsec. Nts., 7/15/24		3,725,000	4,003,593

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		1,910,000	1,984,013

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,156,000	2,303,514

Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		5,040,000	5,329,800

RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,143,258
3.75% Sr. Unsec. Nts., 3/15/27		649,000	658,815

Sherwin-Williams Co. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,338,764

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		2,850,000	2,009,250

Tronox Finance LLC, 7.50% Sr. Unsec. Nts., 3/15/22[1]		1,215,000	1,286,381

Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		1,420,000	1,459,050

Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25[1]		1,425,000	1,451,861

Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		2,140,000	2,230,950

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		1,720,000	1,697,688

			57,287,689

Construction Materials—0.2%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		932,000	1,069,778

James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,237,000	1,305,035

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		669,000	663,585

St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		1,445,000	1,530,616

Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]		715,000	738,524

US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		2,200,000	2,381,500

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Construction Materials (Continued)

Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	$1,835,000	$1,880,875

		9,569,913

Containers & Packaging—0.7%

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	5,265,000	5,212,350

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	2,880,000	3,038,400

Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	2,165,000	2,248,352

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,020,000	992,446
4.80% Sr. Unsec. Nts., 6/15/44	1,011,000	1,090,797

Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	1,655,000	1,646,559

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]	1,360,000	1,445,000

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,991,000	2,158,254

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	2,185,000	2,282,997
7.00% Sr. Unsec. Nts., 7/15/24[1]	4,065,000	4,336,847

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,615,000	1,724,013
5.125% Sr. Unsec. Nts., 12/1/24[1]	1,915,000	2,070,594

Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	2,105,000	2,178,675

		30,425,284

Metals & Mining—1.3%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	3,185,000	3,404,606

AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	3,560,000	3,524,400
7.00% Sr. Unsec. Nts., 3/15/27	1,715,000	1,755,731

Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	789,875
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	784,875

Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	4,010,000	4,030,050
9.50% Sr. Sec. Nts., 4/1/21[1]	1,440,000	1,540,800

Allegheny Technologies, Inc., 5.875% Sr. Unsec. Nts., 8/15/23	1,425,000	1,546,125

Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	598,000	596,987
4.00% Sr. Unsec. Nts., 9/11/27[1]	980,000	969,714

Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	2,145,000	2,153,044

Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	1,535,000	1,542,675
6.625% Sr. Unsec. Nts., 3/1/25[1]	1,445,000	1,482,931

First Quantum Minerals Ltd.:
7.25% Sr. Unsec. Nts., 5/15/22[1]	2,520,000	2,605,050
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	2,230,200

Freeport-McMoRan, Inc.:
4.55% Sr. Unsec. Nts., 11/14/24	1,420,000	1,428,520

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Metals & Mining (Continued)

Freeport-McMoRan, Inc.: (Continued)
5.40% Sr. Unsec. Nts., 11/14/34	$2,605,000	$2,500,800

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	669,000	753,569

Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	1,455,000	1,582,342

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	2,995,000	3,064,634

Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	2,140,000	2,164,075

Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	725,000	765,880

Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[14]	1,474,390	1,495,326

Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[1]	2,820,000	2,952,836

Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	2,620,000	3,415,794

SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	715,000	741,812

Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	3,570,000	3,570,000
6.125% Sr. Unsec. Nts., 10/1/35	1,605,000	1,805,625

United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	1,425,000	1,464,187

Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[3]	2,135,000	2,412,550

		59,075,013

Paper & Forest Products—0.3%

Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	2,135,000	2,129,662

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,184,000	2,255,766

Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24	1,445,000	1,506,413
7.75% Sr. Unsec. Nts., 12/1/22	1,445,000	1,538,925

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	3,270,000	3,521,136

Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[1]	4,190,000	4,311,510

		15,263,412

Telecommunication Services—2.3%

Diversified Telecommunication Services—1.6%

AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	1,018,000	1,020,690
3.80% Sr. Unsec. Nts., 3/15/22	2,249,000	2,344,460
4.35% Sr. Unsec. Nts., 6/15/45	1,120,000	1,031,358
4.90% Sr. Unsec. Nts., 8/14/37	1,391,000	1,411,788
5.15% Sr. Unsec. Nts., 2/14/50	1,391,000	1,407,141

British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	2,012,000	3,050,253

CB Escrow Corp., 8% Sr. Unsec. Nts., 10/15/25[1,6]	710,000	717,100

CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	2,150,000	2,066,688
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	2,900,000	3,032,037
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	3,515,000	3,647,551

Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	1,420,000	1,401,994

Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	1,275,000	1,291,903

56        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	$1,565,000	$1,283,300
10.50% Sr. Unsec. Nts., 9/15/22	8,280,000	7,245,000
11.00% Sr. Unsec. Nts., 9/15/25	4,515,000	3,860,325

Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[1]	1,020,000	1,117,084

Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,584,893
5.625% Sr. Unsec. Nts., 2/1/23	1,325,000	1,368,964

Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	720,000	672,300

Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	2,155,000	2,113,549

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	1,787,000	1,801,715
4.103% Sr. Unsec. Nts., 3/8/27	701,000	726,375
5.213% Sr. Unsec. Nts., 3/8/47	876,000	967,296
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	846,000	1,123,371

T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	2,165,000	2,247,313
5.125% Sr. Unsec. Nts., 4/15/25	2,165,000	2,267,838
5.375% Sr. Unsec. Nts., 4/15/27	1,080,000	1,166,724
6.00% Sr. Unsec. Nts., 4/15/24	2,925,000	3,111,469

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	911,000	892,332
4.125% Sr. Unsec. Nts., 8/15/46	1,129,000	1,029,880
4.522% Sr. Unsec. Nts., 9/15/48	1,417,000	1,376,015

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	3,310,000	2,358,375
7.75% Sr. Unsec. Nts., 10/1/21	1,495,000	1,121,250

Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	715,000	759,688
6.00% Sr. Unsec. Nts., 4/1/23	3,920,000	4,168,724

		68,786,743

Wireless Telecommunication Services—0.7%

Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[1]	1,500,000	1,584,484

C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[1]	1,730,000	1,803,525

Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	5,555,000	5,997,733
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,299,500

Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	7,085,000	7,988,338
7.875% Sr. Unsec. Nts., 9/15/23	5,445,000	6,329,813

Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[3]	3,585,000	3,746,325

VimpelCom Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]	2,920,000	2,995,278

		32,744,996

57        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Utilities—2.1%

Electric Utilities—0.7%

AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	$995,000	$1,038,830

Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	1,275,000	1,317,419

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,021,000	1,029,628

Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	1,217,000	1,208,475
3.75% Sr. Unsec. Nts., 9/1/46	1,080,000	1,044,225

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,602,000	1,623,751

EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	1,640,000	1,658,540

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	1,244,000	1,244,887

Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	1,254,000	1,258,545

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	768,000	819,193

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	623,000	654,684

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	602,000	671,209

Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,166,750

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	560,000	659,838

NextEra Energy Operating Partners LP:
4.25% Sr. Unsec. Nts., 9/15/24[1]	916,000	937,755
4.50% Sr. Unsec. Nts., 9/15/27[1]	710,000	725,087

Pacific Gas & Electric Co., 3.40% Sr. Unsec. Nts., 8/15/24	1,584,000	1,640,964

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	2,206,000	2,389,188

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,570,000	1,628,615

Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	908,000	941,585

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,388,000	2,384,043

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	1,940,000	1,947,241

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	1,304,000	1,365,204

		30,355,656

Gas Utilities—0.1%

Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	1,966,000	1,916,850
6.75% Sr. Unsec. Nts., 6/15/23	2,500,000	2,418,750

Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	1,800,000	1,791,000

		6,126,600

Independent Power and Renewable Electricity Producers—0.9%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	1,630,000	1,771,810

AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[1]	1,275,000	1,369,758

AES Corp., 6% Sr. Unsec. Nts., 5/15/26	2,750,000	2,970,000

Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	1,265,000	1,296,625

58        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	$2,135,000	$2,135,000
5.75% Sr. Unsec. Nts., 1/15/25	3,265,000	3,097,669

Dynegy, Inc.:
7.375% Sr. Unsec. Nts., 11/1/22	4,420,000	4,629,950
8.00% Sr. Unsec. Nts., 1/15/25[1]	3,990,000	4,149,600
8.125% Sr. Unsec. Nts., 1/30/26[1]	3,560,000	3,671,250

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	4,665,000	3,440,437

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	1,334,783	1,274,718

NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	1,780,000	1,873,450
7.25% Sr. Unsec. Nts., 5/15/26	3,065,000	3,302,538

Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[1]	294,000	291,060
6.50% Sr. Unsec. Nts., 6/1/25	5,505,000	4,211,325

		39,485,190

Multi-Utilities—0.4%

AssuredPartners, Inc., 7% Sr. Unsec. Nts., 8/15/25[1]	1,603,000	1,645,079

Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	1,193,000	1,191,772
4.90% Sr. Unsec. Nts., 8/1/41	861,000	958,425

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]	3,100,000	3,038,000

KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	3,405,000	3,387,617

NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	1,070,000	1,123,875
7.768% Sr. Unsec. Nts., 12/15/37[1]	1,780,000	2,225,000

NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	1,833,000	1,858,255
6.80% Sr. Unsec. Nts., 1/15/19	378,000	400,871

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	2,250,000	2,226,322

Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	1,684,000	1,718,899

		19,774,115

Total Corporate Bonds and Notes (Cost $2,016,091,759)		2,037,812,011
	Shares

Preferred Stocks—0.9%

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	34,225	917,230

American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	35,000	966,000

Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	39,075	965,152

BB&T Corp., 5.625% Non-Cv.	28,675	764,189

Carlyle Group LP (The), 5.875% Non-Cum., Series A, Non-Vtg.[15]	36,540	934,693

Citigroup Capital XIII, 7.681% [US0003M + 637], Cum., Non-Vtg.[2]	53,125	1,475,812

Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.[15]	10,657	300,847

Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	25,200	683,424

Dominion Energy, Inc., 5.25% Cum.	37,800	974,862

59        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Preferred Stocks (Continued)

DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	37,700	$974,545

eBay, Inc., 6% Cv.	34,600	935,238

Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[8]	44,200	1,325,558

First Republic Bank, 7% Non-Cum.	25,975	691,195

GMAC Capital Trust I, 7.10% [US0003M + 578.5], Jr. Sub., Non-Vtg.[2]	54,825	1,447,380

Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	90,275	2,482,562

Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[8]	59,125	1,795,035

Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	27,300	748,566

KeyCorp, 6.125% Non-Cum., Non-Vtg.[8]	78,200	2,298,298

Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[8]	57,175	1,563,164

Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[8]	54,200	1,536,028

NextEra Energy Capital Holding, Inc., 5.25% Jr. Sub., Non-Vtg.	37,375	954,557

Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	27,175	707,365

Peabody Energy Corp., 8.50% Cv., Series A, Vtg.[15]	6,227	390,495

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[8]	50,625	1,453,444

Prudential Financial, Inc., 5.75% Jr. Sub.	28,600	731,874

Public Storage, 6% Cum., Non-Vtg.	39,425	1,030,964

Qwest Corp., 7% Sr. Unsec.	53,125	1,431,719

Regions Financial Corp., 6.375% Non-Cum., Series A	26,600	676,970

Senior Housing Properties Trust, 5.625% Cv.	37,850	961,012

Southern Co. (The), 5.25% Jr. Sub.	41,275	1,052,925

State Street Corp., 6% Non-Cum., Non-Vtg.	51,650	1,377,506

US Bancorp, 6.50% Non-Cum., Non-Vtg.[8]	54,000	1,574,100

Validus Holdings Ltd., 5.80% Non-Cum.	36,350	914,203

Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	42,050	1,070,593

Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	13,730	359,589

Wells Fargo & Co., 6.625% Non-Cum Non-Vtg.[8]	31,525	911,388

Zions Bancorporation, 6.30% Non-Cum.[8]	30,162	836,091

Total Preferred Stocks (Cost $39,026,679)		40,214,573

Common Stocks—0.3%

Arco Capital Corp. Ltd.[1,7,10,15]	2,494,716	—

Carrizo Oil & Gas, Inc.[15]	30,616	524,452

Dynegy, Inc.[15]	272,001	2,662,890

EP Energy Corp., Cl. A15	514,297	1,676,608

Frontier Communications Corp.	40,226	474,264

JSC Astana Finance, GDR[3,7,15]	1,681,847	—

Newfield Exploration Co.[15]	20,203	599,423

Parsley Energy, Inc., Cl. A15	24,793	653,048

Peabody Energy Corp.[15]	64,512	1,871,493

Premier Holdings Ltd.[7,15]	1,088,661	—

Quicksilver Resources, Inc.[7,15]	12,760,000	269,236

Range Resources Corp.	52,103	1,019,656

RSP Permian, Inc.[15]	18,706	647,041

Sabine Oil[15]	2,464	109,648

60        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Shares	Value

Common Stocks (Continued)

Schlumberger Ltd.		9,836	$686,159

SM Energy Co.		35,520	630,125

Valeant Pharmaceuticals International, Inc.[15]		237,651	3,405,539

Total Common Stocks (Cost $35,371,388)			15,229,582
		Units

Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/227,[15]		25,422	243,034

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]		7,816	52,758

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]		1,392	8,004

Total Rights, Warrants and Certificates (Cost $1,590,968)			303,796
		Principal Amount

Structured Securities—0.5%

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,16]		$2,876,315	1,422,840
3.054%, 4/30/25[1,16]		3,664,867	1,812,917
3.098%, 4/30/25[1,16]		3,164,026	1,565,163
3.131%, 4/30/25[1,16]		2,828,240	1,399,058
3.179%, 4/30/25[1,16]		3,521,388	1,741,941
3.231%, 4/30/25[1,16]		4,019,131	1,988,162
3.265%, 4/30/25[1,16]		3,210,815	1,588,308
3.346%, 4/30/25[1,16]		3,018,029	1,492,942
74.66%, 12/31/17[3,7,13]	BRL	14,420,000	7,905,507

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,9,16]		115,443	—

Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5%, 8/22/34[7]	RUB	100,368,564	768,957

Total Structured Securities (Cost $32,125,828)			21,685,795

Short-Term Notes—0.9%

Arab Republic of Egypt Treasury Bills, 19.026%, 11/14/17[16]	EGP	438,975,000	24,387,013

Egypt Treasury Bills:
18.696%, 2/27/18[16]	EGP	145,500,000	7,719,307
21.693%, 1/16/18[16]	EGP	131,200,000	7,075,456

Total Short-Term Notes (Cost $38,329,390)			39,181,776

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)

Over-the-Counter Options Purchased—0.0%

						BRL
BRL Currency Call[15]	BNP	BRL	3.120	12/13/17	BRL 156,000	113,465	292,740

						BRL
BRL Currency Call[15]	BAC	BRL	3.105	12/7/17	BRL 155,250	114,885	233,331

						CNH
CNH Currency Call[15,19]	BNP	CNH	6.500	11/10/17	CNH 2,000	1,455	89,120

61        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

					Notional
			Exercise Expiration		Amount	Contracts
Counterparty			Price	Date	(000’s)	(000’s)	Value
Over-the-Counter Options Purchased (Continued)

						EUR
EUR Currency Put[15]	BAC	NOK	9.260	11/16/17	EUR 80,000	58,215	$238,536
						IDR
IDR Currency Call[15]	HSBC	IDR	13525.000	IDR 12/28/17676,250,000		513,950,000	513,950
						JPY
JPY Currency Call[15]	BNP	JPY	109.000	12/22/17	JPY 10,900,000	7,924,000	673,540
						SGD
SGD Currency Put[15]	BAC	SGD	1.366	11/3/17	SGD 136,600	102,450	217,809
						SGD

SGD Currency Put[15]	GSCO-OT	SGD	1.362	12/1/17	SGD 68,100	49,555	205,801
						EUR

SX5E Index Put[15]	JPM	EUR	3407.650	6/15/18	EUR 91,202	21	52,334

Total Over-the-Counter Options Purchased (Cost $5,015,670)							2,517,161

		Pay/Receive				Notional
		Floating	Floating	Fixed Expiration		Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%

Interest Rate Swap Maturing 10/17/47 Call[15]	BAC	Pay	Six-Month EUR EURIBOR	1.615%	10/13/17	EUR 25,900	339,882

Interest Rate Swap Maturing 11/10/47 Call[15]	CITNA-B	Receive	Three- Month USD BBA LIBOR	2.550	11/8/17	USD 50,320	736,444

Interest Rate Swap Maturing 12/14/22 Call[15]	CITNA-B	Receive	Three- Month USD BBA LIBOR	1.960	12/12/17	USD 228,000	1,605,393

Interest Rate Swap Maturing 12/15/27 Call[15]	UBS	Receive	Three- Month USD BBA LIBOR	2.250	12/13/17	USD 114,000	1,473,295

Interest Rate Swap Maturing 12/22/18 Call[15]	CITNA-B	Receive	Three- Month USD BBA LIBOR	1.600	12/20/17	USD 1,091,500	1,154,796

62        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Pay/Receive				Notional
		Floating	Floating	Fixed Expiration		Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap Maturing 12/22/18 Call[15]	CITNA-B	Receive	Three- Month USD BBA LIBOR	1.800%	12/20/17	USD 1,091,500	$212,613

Interest Rate Swap Maturing 12/29/47 Call[15]	CITNA-B	Receive	Three- Month USD BBA LIBOR	2.530	12/27/17	USD 50,320	1,303,691

Interest Rate Swap Maturing 3/13/28 Call[15]	BAC	Receive	Six-Month GBP BBA LIBOR	1.440	3/12/18	GBP 76,000	1,785,519

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,460,937)							8,611,633

	Shares

Investment Companies—22.6%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.98%[17,18]	86,779,823	86,779,823

Oppenheimer Master Event-Linked Bond Fund, LLC[17]	6,320,389	96,270,049

Oppenheimer Master Loan Fund, LLC[17]	38,995,828	646,607,370

Oppenheimer Ultra-Short Duration Fund, Cl. Y17	37,732,519	189,039,922

Total Investment Companies (Cost $1,028,784,473)		1,018,697,164

Total Investments, at Value (Cost $4,846,299,795)	108.1%	4,868,139,133

Net Other Assets (Liabilities)	(8.1)	(365,329,887)

Net Assets	100.0%	$4,502,809,246

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,319,794,895 or 29.31% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $30,629,419, which represents 0.68% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

63        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10-1/31/13	$5,473,863	$5,569,579	$95,716
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25	2/2/17	2,896,011	3,142,875	246,864
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$99,485	$2,269	$(97,216)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 74.66% Sr. Sec. Nts., 12/31/17	9/19/07	7,311,597	7,905,507	593,910
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35	2/12/16-9/9/16	1,109,545	1,279,037	169,492
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,161	111,109	(1,731,052)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	1,349,325	1,371,500	22,175
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16-1/27/16	2,903,903	3,248,250	344,347
Trilogy International Partners LLC/ Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	3,567,290	3,746,325	179,035
Westlake Automobile Receivables Trust, Series 2017-2A, Cl. E, 4.63%, 7/15/24	8/1/17	1,844,992	1,840,418	(4,574)
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	2,330,704	2,412,550	81,846

		$30,728,876	$30,629,419	$(99,457)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,160,280 or 0.20% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Security received as the result of issuer reorganization.

11. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

14. Interest or dividend is paid-in-kind, when applicable.

64        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

15. Non-income producing security.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions		Gross Reductions		Shares September 30, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. E	391,270,487	1,209,746,429		1,514,237,093		86,779,823
Oppenheimer Master Event-Linked Bond Fund, LLC	6,701,817	—		381,428		6,320,389
Oppenheimer Master Loan Fund, LLC	30,338,936	10,569,776		1,912,884		38,995,828
Oppenheimer Ultra-Short Duration Fund, Cl. Y	24,645,140	13,087,379		—		37,732,519

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)

Oppenheimer Institutional
Government Money Market Fund, Cl. E	$86,779,823	$1,206,238		$—		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	96,270,049	6,634,319	[a]	(302,894)	[a]	(10,201,183)[a]
Oppenheimer Master Loan Fund, LLC	646,607,370	35,964,866	[b]	2,498,851	[b]	(2,101,333)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	189,039,922	1,566,881		—		(1)

Total	$1,018,697,164	$45,372,304		$2,195,957		$(12,302,517)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Rate shown is the 7-day yield at period end.

19. One-Touch Binary option becomes eligible for exercise if at exercise date and time spot rates are less than or equal to 6.5 CNH per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$3,770,104,340	77.4%
Russia	99,674,180	2.0
Brazil	96,412,704	2.0
Canada	66,747,396	1.4
Indonesia	58,430,041	1.2
Mexico	56,397,584	1.2
South Africa	53,071,872	1.1
Egypt	46,914,997	1.0

65        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent

United Kingdom	$43,709,867	0.9%
Turkey	39,806,161	0.8
Ukraine	37,025,942	0.8
India	36,757,376	0.8
Netherlands	34,774,334	0.7
Peru	25,802,872	0.5
Argentina	25,487,536	0.5
Kazakhstan	22,528,406	0.5
Colombia	18,142,939	0.4
Luxembourg	18,082,700	0.4
France	17,863,330	0.4
Germany	16,450,848	0.3
Romania	16,067,675	0.3
Poland	14,704,319	0.3
Ireland	14,001,146	0.3
Chile	13,441,479	0.3
Hungary	13,186,514	0.3
Australia	12,477,539	0.3
Sri Lanka	12,180,258	0.3
Dominican Republic	11,037,991	0.2
Spain	10,379,519	0.2
Uruguay	10,234,990	0.2
Switzerland	9,449,162	0.2
Serbia	9,316,292	0.2
Croatia	9,188,669	0.2
Ivory Coast	9,109,006	0.2
Ecuador	8,876,613	0.2
Malaysia	8,820,697	0.2
Belgium	8,475,958	0.2
Thailand	6,686,038	0.1
New Zealand	6,619,844	0.1
Hong Kong	6,414,954	0.1
United Arab Emirates	6,142,671	0.1
China	5,455,733	0.1
Italy	5,063,386	0.1
Jamaica	4,965,650	0.1
Gabon	4,639,244	0.1
Iraq	4,352,786	0.1
Honduras	3,830,189	0.1
Angola	3,757,980	0.1
Vietnam	3,338,419	0.1
Morocco	3,325,637	0.1
Senegal	3,197,278	0.1
Kuwait	2,989,320	0.1
Mauritius	2,561,125	0.1
Bermuda	2,400,840	0.0
Israel	2,066,925	0.0
Nigeria	1,900,388	0.0
Panama	1,780,110	0.0
Norway	1,697,688	0.0

66        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Portugal	$1,658,540	0.0%
Belarus	1,568,090	0.0
Bahamas	1,553,375	0.0
Lebanon	1,433,017	0.0
Guernsey	1,155,218	0.0
Macau	723,534	0.0
Japan	673,540	0.0
Eurozone	630,752	0.0
Singapore	423,610	0.0

Total	$4,868,139,133	100.0%

Forward Currency Exchange Contracts as of September 30, 2017

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	10/2017	BRL	35,360	USD	11,303	$—	$138,652
BAC	12/2017	CLP	22,832,000	USD	36,483	—	875,047
BAC	10/2017 - 04/2018	IDR	1,068,069,000	USD	78,297	307,510	—
BAC	12/2017	MXN	192,700	USD	10,666	—	216,902
BAC	12/2017	MYR	61,785	USD	14,478	140,326	—
BAC	10/2017	USD	11,179	BRL	35,360	14,338	64
BAC	12/2017	USD	42,281	CLP	26,620,000	764,905	—
BAC	12/2017	USD	11,260	COP	33,059,000	102,096	—
BAC	12/2017	USD	22,249	EUR	18,835	—	112,075
BAC	12/2017 - 04/2018	USD	102,135	IDR	1,407,024,000	—	709,006
BAC	12/2017	USD	11,386	MXN	205,800	227,110	—
BAC	12/2017	ZAR	23,370	USD	1,751	—	46,763
BOA	12/2017	COP	32,744,000	USD	11,044	7,958	—
BOA	03/2018	CZK	215,400	USD	10,016	—	124,409
BOA	12/2017	EUR	18,835	USD	22,294	67,310	—
BOA	10/2017	IDR	303,359,000	USD	22,686	—	177,584
BOA	12/2017	INR	3,920,000	USD	60,714	—	1,291,258
BOA	12/2017	TWD	84,302	USD	2,828	—	42,654
BOA	03/2018	USD	22,729	EUR	18,790	317,924	—
BOA	10/2017	USD	862	IDR	11,527,500	6,748	—
BOA	12/2017	USD	33,569	ZAR	452,050	602,192	—
CITNA-B	03/2018	EUR	18,790	USD	22,557	—	146,227
CITNA-B	12/2017	MXN	332,700	USD	18,601	—	561,138
CITNA-B	12/2017	PEN	40,070	USD	12,352	—	122,223
CITNA-B	12/2017	USD	22,500	COP	66,284,000	128,071	—
CITNA-B	11/2017 - 01/2018	USD	22,360	EGP	419,485	—	1,014,962
CITNA-B	12/2017	USD	10,805	MXN	194,800	242,330	—
GSCO-OT	10/2017	BRL	21,540	USD	6,799	1,825	—
GSCO-OT	12/2017	MYR	3,575	USD	851	—	5,465
GSCO-OT	10/2017	USD	6,847	BRL	21,540	45,940	—
GSCO-OT	11/2017	USD	3,836	EGP	71,690	—	180,978
GSCO-OT	12/2017	USD	3,370	MYR	14,190	12,478	—
HSBC	12/2017	CNH	26,170	USD	3,957	—	38,712
HSBC	12/2017	COP	241,000	USD	82	—	882
HSBC	12/2017	SGD	32,920	USD	24,237	53,973	—
HSBC	12/2017	USD	24,324	SGD	32,920	33,150	—

67        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	11/2017	ARS	197,910	USD	11,056	$89,667	$—
JPM	10/2017	BRL	35,380	USD	11,405	138	234,342
JPM	12/2017	CLP	14,372,000	USD	22,530	—	115,954
JPM	12/2017	COP	102,919,000	USD	34,973	—	236,716
JPM	10/2017 - 04/2018	IDR	479,005,000	USD	35,044	75,376	127,180
JPM	12/2017 - 03/2018	PHP	58,000	USD	1,142	1,901	15,748
JPM	12/2017	THB	396,300	USD	11,991	—	97,522
JPM	10/2017	USD	11,262	BRL	35,380	91,209	—
JPM	12/2017	USD	13,225	COP	38,933,000	84,427	—
JPM	03/2018	USD	29,640	EUR	24,465	460,311	—
JPM	12/2017	USD	26,252	INR	1,720,000	178,279	—
JPM	12/2017	USD	591	RON	2,285	3,580	—
JPM	12/2017	USD	29,274	RUB	1,715,400	—	49,440
JPM	12/2017	USD	2,103	TRY	7,450	59,842	—
JPM	12/2017	USD	22,942	TWD	691,000	111,045	—
JPM	12/2017	USD	10,945	ZAR	147,930	156,713	—
JPM	12/2017	ZAR	436,150	USD	32,447	—	639,701
TDB	10/2017 - 11/2017	BRL	57,760	USD	18,112	117,814	—
TDB	12/2017	HUF	1,771,000	USD	6,858	—	115,965
TDB	12/2017	PLN	28,650	USD	7,959	—	105,669
TDB	10/2017 - 11/2017	USD	24,022	BRL	76,540	—	110,233

Total Unrealized Appreciation and Depreciation						$4,506,486	$7,653,471

Futures Contracts as of September 30, 2017

Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation (Depreciation)

Euro-BOBL	Sell	12/7/17	728	EUR	112,759	$112,870,315	$(110,960)
United States Treasury Long Bonds	Sell	12/19/17	199	USD	30,870	30,409,688	460,768
United States Treasury Nts., 10 yr.	Buy	12/19/17	1,600	USD	202,584	200,500,000	(2,083,791)
United States Treasury Nts., 10 yr.	Sell	12/19/17	747	USD	94,544	93,608,438	935,690
United States Treasury Nts., 2 yr.	Buy	12/29/17	1,307	USD	282,688	281,923,986	(764,373)
United States Treasury Nts., 2 yr.	Sell	12/29/17	528	USD	114,208	113,891,251	316,800
United States Treasury Nts., 5 yr.	Sell	12/29/17	95	USD	11,246	11,162,500	83,910
United States Ultra Bonds	Buy	12/19/17	1,474	USD	248,478	243,394,250	(5,083,842)

							$(6,245,798)

68        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written at September 30, 2017
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts (000’s)			Notional Amount (000’s)	Premiums Received	Value
BRL Currency Put	BAC	BRL	3.300	12/7/17	BRL	(122,100)	BRL	165,000	$281,200	$(380,464)
BRL Currency Call	BAC	BRL	3.050	12/7/17	BRL	(112,850)	BRL	152,500	384,800	(113,188)
BRL Currency Call	BNP	BRL	3.060	12/13/17	BRL	(111,285)	BRL	153,000	371,496	(138,438)
BRL Currency Put	BNP	BRL	3.305	12/13/17	BRL	(120,195)	BRL	165,250	261,701	(399,769)
EUR Currency Call	BAC	NOK	9.650	11/16/17	EUR	(58,215)	EUR	80,000	250,055	(192,493)
EUR Currency Put	BAC	NOK	9.000	11/16/17	EUR	(58,215)	EUR	80,000	182,601	(28,267)
IDR Currency Put	HSBC	IDR	14135.000	12/28/17	IDR	(537,130,000)	IDR	706,750,000	237,500	—
IDR Currency Call	HSBC	IDR	13350.000	12/28/17	IDR	(507,300,000)	IDR	667,500,000	199,500	—
JPY Currency Call	BNP	JPY	107.000	12/22/17	JPY	(7,778,000)	JPY	10,700,000	494,303	(420,012)
RUB Currency Call	HSBC	RUB	57.500	11/29/17	RUB	(2,093,000)	RUB	2,875,000	366,184	(516,971)
RUB Currency Put	HSBC	RUB	62.250	11/29/17	RUB	(2,265,900)	RUB	3,112,500	301,756	(154,081)
SGD Currency Call	BAC	SGD	1.338	11/3/17	SGD	(100,313)	SGD	133,750	305,250	(106,632)
SGD Currency Put	BAC	SGD	1.385	11/3/17	SGD	(103,875)	SGD	138,500	237,000	(55,158)
SGD Currency Put	GSCO-OT	SGD	1.376	12/1/17	SGD	(50,064)	SGD	68,800	144,298	(105,685)
SGD Currency Call	GSCO-OT	SGD	1.335	12/1/17	SGD	(48,572)	SGD	66,750	103,839	(86,945)
TRY Currency Put	HSBC	TRY	3.680	11/24/17	TRY	(133,755)	TRY	184,000	387,090	(421,730)

Total Over-the-Counter Options Written									$4,508,573	$(3,119,833)

69        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Centrally Cleared Credit Default Swaps at September 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX.EM.28	Sell	1.000%	12/20/22	USD	6,000	$252,667	$(237,578)	$15,089
CDX.EM.28	Sell	1.000	12/20/22	USD	3,000	127,967	(118,789)	9,178
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	7,500	464,303	(265,860)	198,443
People’s Republic of China	Buy	1.000	12/20/22	USD	12,600	200,689	(218,477)	(17,788)
Republic of Korea	Buy	1.000	12/20/22	USD	18,800	217,738	(228,510)	(10,772)
Republic of South Africa	Buy	1.000	12/20/22	USD	11,000	(484,765)	470,707	(14,058)
Republic of South Africa	Buy	1.000	12/20/22	USD	9,000	(400,324)	385,124	(15,200)
Republic of South Africa	Buy	1.000	12/20/22	USD	7,000	(311,850)	299,541	(12,309)
Republic of South Africa	Buy	1.000	12/20/22	USD	18,198	(755,947)	778,721	22,774

Total Centrally Cleared Credit Default Swaps						$(689,522)	$864,879	$175,357

Over-the-Counter Credit Default Swaps at September 30, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.7	FIB	Sell	3.000%	1/17/47	USD	3,640	$398,657	$(401,886)	$(3,229)
CMBX.NA.BBB-.7	FIB	Sell	3.000	1/17/47	USD	10,915	1,092,623	(1,205,107)	(112,484)
CMBX.NA.BBB-.7	FIB	Sell	3.000	1/17/47	USD	7,275	796,765	(803,220)	(6,455)
CMBX.NA.BBB-.7	FIB	Sell	3.000	1/17/47	USD	7,275	796,765	(803,220)	(6,455)
CMBX.NA.BBB-.7	FIB	Sell	3.000	1/17/47	USD	7,275	796,765	(803,220)	(6,455)
CMBX.NA.BBB-.7	MSCO	Sell	3.000	1/17/47	USD	14,555	1,456,997	(1,606,993)	(149,996)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	10,385	1,555,717	(1,320,467)	235,250
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	6,675	1,030,092	(848,735)	181,357
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	11,120	1,697,201	(1,413,923)	283,278
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	11,125	1,695,871	(1,414,559)	281,312
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	7,420	1,065,715	(943,463)	122,252
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	16,400	296,877
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	33,643	169,210
State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	70,770	286,348

Total Over-the-Counter Credit Default Swaps							$13,014,790	$(11,443,980)	$1,570,810

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

70        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade
CMBS Indexes	$97,660,000	$—	BBB-
Investment Grade Single Name Corporate Debt	5,225,000	—	BBB-
Non-Investment Grade Corporate Debt Indexes	9,000,000	—	BB
Investment Grade Sovereign Debt	7,501,000	—	BBB
Non-Investment Grade Sovereign Debt	11,045,000	—	BB

Total USD	$130,431,000	$—

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)

BAC	Receive	Three-Month USD BBA LIBOR	2.675%	11/15/43	USD 24,100	$(877,080)	$(877,080)

BAC	Receive	Three-Month USD BBA LIBOR	2.688	11/15/43	USD 24,000	(933,403)	(933,403)

BAC	Receive	Three-Month USD BBA LIBOR	1.839	8/24/22	USD 95,534	650,361	650,361

BNP	Pay	MXN TIIE BANXICO	7.403	2/28/22	MXN 335,650	426,006	426,006

BOA	Pay	Three-Month CAD BA CDOR	1.945	8/2/22	CAD 114,700	(626,606)	(626,606)

BOA	Receive	Three-Month USD BBA LIBOR	1.960	8/4/22	USD 94,720	48,674	48,674

CITNA-B	Receive	Three-Month USD BBA LIBOR	1.930	9/5/22	USD 91,055	254,102	254,102

CITNA-B	Receive	Three-Month USD BBA LIBOR	2.523	11/15/43	USD 22,960	28,863	28,863

CITNA-B	Receive	Three-Month USD BBA LIBOR	2.563	11/15/43	USD 22,600	(145,660)	(145,660)

CITNA-B	Pay	BZDI	11.710	1/4/21	BRL 48,250	1,043,013	1,043,013

CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN 765,760	(357,995)	(357,995)

CITNA-B	Pay	Six-Month HUF BUBOR	1.390	1/25/22	HUF 2,216,000	299,157	299,157

CITNA-B	Pay	MXN TIIE BANXICO	6.790	9/12/22	MXN 596,290	(30,167)	(30,167)

71        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

    CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value	Unrealized Appreciation (Depreciation)

CITNA-B	Pay	Three-Month CAD BA CDOR	1.920%	9/5/22	CAD	115,095	$(846,318)	$(846,318)

DEU	Receive	Three-Month ZAR JIBAR SAFEX	7.705	9/21/27	ZAR	267,550	181,994	181,994

DEU	Pay	MXN TIIE BANXICO	7.430	2/28/22	MXN	165,455	219,516	219,516

DEU	Pay	BZDI	10.570	1/4/21	BRL	44,500	529,396	529,396

DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	73,535	108,502	108,502

DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN	507,300	615,911	615,911

DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.310	6/29/26	ZAR	81,950	(221,739)	(221,739)

GSCOI	Pay	BZDI	8.826	1/4/21	BRL	382,535	177,364	177,364

GSCOI	Receive	BZDI	9.400	1/2/23	BRL	141,815	65,181	65,181

GSCOI	Receive	BZDI	7.520	1/2/19	BRL	412,350	(297,543)	(297,543)

JPM	Receive	BZDI	7.650	7/2/18	BRL	264,515	(277,011)	(277,011)

JPM	Pay	BZDI	10.430	7/1/20	BRL	319,170	90,717	90,717

Total Centrally Cleared Interest Rate Swaps							$125,235	$125,235

Over-the-Counter Interest Rate Swaps at September 30, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation (Depreciation)

BNP	Receive	Three-Month KRW CD KSDA	1.850%	3/6/24	KRW	18,678,000	$76	$93,658	$93,734

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330	1/31/22	INR	590,000	—	71,459	71,459

BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB	275,500	—	175,124	175,124

BOA	Receive	Three-Month KRW CD KSDA	1.860	3/6/24	KRW	12,427,500	51	55,661	55,712

CITNA-B	Pay	Three-Month COP IBR OIS Compound	5.370	3/24/20	COP	35,967,910	—	163,620	163,620

CITNA-B	Receive	1 Time COP IBR OIS Compound	5.870	3/24/18	COP	110,839,890	—	(172,164)	(172,164)

CITNA-B	Pay	Three-Month COP IBR OIS Compound	6.160	7/18/27	COP	14,580,000	—	65,251	65,251

DEU	Pay	Three-Month KRW CD KSDA	1.480	4/20/18	KRW	303,370,000	(558)	36,020	35,462

GSCOI	Pay	Three-Month COP IBR OIS Compound	5.530	1/17/19	COP	59,128,230	—	203,211	203,211

JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB	146,800	—	158,454	158,454

72        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation (Depreciation)

JPM	Receive	Three-Month MYR KLIBOR BNM	4.005%	2/21/22	MYR 36,770	$—	$(113,461)	$(113,461)

SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR 130,000	—	(386,242)	(386,242)

Total Over-the-Counter Interest Rate Swaps						$(431)	$350,591	$350,160

Over-the-Counter Total Return Swaps at September 30, 2017

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 30 basis points	1/12/18	USD 47,416	$236,900	$236,900

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Interest Rate Swaptions Written at September 30, 2017

Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap Maturing 3/13/28 Call	BAC	Pay	Six-Month GBP BBA LIBOR	1.690%	3/12/18	GBP	76,000	$535,907	$(905,733)

Interest Rate Swap Maturing 10/17/27 Call	BAC	Receive	Six- Month EUR EURIBOR	1.000	10/13/17	EUR	66,600	600,010	(695,279)

Interest Rate Swap Maturing 12/29/22 Call	CITNA-B	Pay	Three-Month USD BBA LIBOR	2.030	12/27/17	USD	233,100	1,258,000	(1,368,651)

Interest Rate Swap Maturing 12/14/22 Call	CITNA-B	Pay	Three-Month USD BBA LIBOR	2.160	12/12/17	USD	228,000	228,000	(624,460)

Interest Rate Swap Maturing 11/10/22 Call	CITNA-B	Pay	Three-Month USD BBA LIBOR	1.960	11/8/17	USD	232,360	1,221,000	(1,196,773)

73        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap Maturing 12/22/18 Call	CITNA-B	Pay	Three-Month USD BBA LIBOR	1.700%	12/20/17	USD	2,183,000	$240,130	$(1,097,743)

Interest Rate Swap Maturing 12/15/27 Call	UBS	Pay	Three-Month USD BBA LIBOR	2.500	12/13/17	USD	114,000	294,500	(467,634)

Total Over-the-Counter Interest Rate Swaptions Written								$4,377,547	$(6,356,273)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso

74        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BOBL	German Federal Obligation
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CMBX.NA.BBB-.7	Markit CMBX North American Index
CMBX.NA.BBB-.9	Markit CMBX North American Index
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR12	London Interbank Offered Rate-Quarterly
LIBOR4	London Interbank Offered Rate-Quarterly
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Consolidated Financial Statements.

75        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES September 30, 2017

Assets
Investments, at value—see accompanying Consolidated statement of investments:
Unaffiliated companies (cost $3,817,515,322)	$3,849,441,969
Affiliated companies (cost $1,028,784,473)	1,018,697,164

4,868,139,133

Cash	52,639,093

Cash—foreign currencies (cost $6,362,381)	6,252,265

Cash used for collateral on futures	7,337,000

Cash used for collateral on OTC derivatives	15,958,000

Cash used for collateral on centrally cleared swaps	28,169,687

Cash used for collateral on forward roll transactions	555,000

Unrealized appreciation on forward currency exchange contracts	4,506,486

Swaps, at value (premiums received $631,191)	1,380,171

Centrally cleared swaps, at value (premiums paid $1,952,886)	6,672,850

Receivables and other assets:
Investments sold (including $118,235,727 sold on a when-issued or delayed delivery basis)	139,817,915
Interest, dividends and principal paydowns	41,327,150
Shares of beneficial interest sold	1,868,432
Variation margin receivable	614,398
Other	502,012

Total assets	5,175,739,592

Liabilities
Unrealized depreciation on forward currency exchange contracts	7,653,471

Options written, at value (premiums received $4,508,573)	3,119,833

Swaps, at value (premiums received $12,383,168)	12,236,660

Centrally cleared swaps, at value (premiums received $1,263,364)	5,682,736

Swaptions written, at value (premiums received $4,377,547)	6,356,273

Payables and other liabilities:
Investments purchased (including $618,921,304 purchased on a when-issued or delayed delivery basis)	629,507,678
Shares of beneficial interest redeemed	3,791,412
Dividends	2,748,599
Distribution and service plan fees	817,769
Trustees’ compensation	393,568
Variation margin payable	332,767
Shareholder communications	51,789

Other	237,791

Total liabilities	672,930,346

Net Assets	$4,502,809,246

76        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Composition of Net Assets
Par value of shares of beneficial interest	$1,137,468

Additional paid-in capital	5,374,874,865

Accumulated net investment income	17,397,825

Accumulated net realized loss on investments and foreign currency transactions	(904,744,237)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,143,325

Net Assets	$4,502,809,246

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,124,886,912 and 789,046,486 shares of beneficial interest outstanding)	$3.96

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.16

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,796,384 and 3,975,128 shares of beneficial interest outstanding)	$3.97

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $696,936,278 and 176,331,324 shares of beneficial interest outstanding)	$3.95

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $47,347,630 and 12,010,424 shares of beneficial interest outstanding)	$3.94

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,824,690 and 31,244,358 shares of beneficial interest outstanding)	$3.96

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $494,017,352 and 124,860,267 shares of beneficial interest outstanding)	$3.96

See accompanying Notes to Consolidated Financial Statements.

77        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended September 30, 2017

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$6,623,540
Dividends	10,779
Net expenses	(477,884)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	6,156,435

Net investment income allocated from Oppenheimer Master Loan Fund, LLC: Interest	34,551,657
Dividends	1,413,209
Net expenses	(2,134,245)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	33,830,621

Total allocation of net investment income from master funds	39,987,056

Investment Income
Interest (net of foreign withholding taxes of $462,690)	190,543,516

Fee income on when-issued securities	5,284,357

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $601)	1,454,135
Affiliated companies	2,773,119

Total investment income	200,055,127

Expenses
Management fees	25,530,576

Distribution and service plan fees:
Class A	7,957,651
Class B	276,055
Class C	7,680,701
Class R	666,617

Transfer and shareholder servicing agent fees:
Class A	7,310,403
Class B	60,874
Class C	1,694,534
Class I	13,607
Class R	295,686
Class Y	918,271

Shareholder communications:
Class A	127,880
Class B	3,192
Class C	28,702
Class I	82
Class R	3,947
Class Y	11,845

Custodian fees and expenses	214,083

Trustees’ compensation	147,839

Borrowing fees	106,149

Other	597,379

Total expenses	53,646,073

78        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses (Continued)
Less reduction to custodian expenses	$(36,232)
Less waivers and reimbursements of expenses	(3,371,390)

Net expenses	50,238,451

Net Investment Income	189,803,732

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $243,360)	(31,817,465)
Option contracts written	5,510,742
Futures contracts	(10,466,027)
Foreign currency transactions	(334,445)
Forward currency exchange contracts	25,585,596
Short positions	(5,010)
Swap contracts	(4,164,526)
Swaption contracts written	(11,097,362)

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(302,894)
Oppenheimer Master Loan Fund, LLC	2,498,851

Net realized loss	(24,592,540)

Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	63,542,948
Affiliated companies	(1)
Translation of assets and liabilities denominated in foreign currencies	(103,614)
Forward currency exchange contracts	(16,616,236)
Futures contracts	(3,243,040)
Option contracts written	770,444
Swap contracts	3,691,799
Swaption contracts written	(2,129,106)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(10,201,183)
Oppenheimer Master Loan Fund, LLC	(2,101,333)

Net change in unrealized appreciation/depreciation	33,610,678

Net Increase in Net Assets Resulting from Operations	$198,821,870

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

79        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income	$189,803,732	$197,593,530

Net realized loss	(24,592,540)	(245,328,300)

Net change in unrealized appreciation/depreciation	33,610,678	334,214,044

Net increase in net assets resulting from operations	198,821,870	286,479,274

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(90,940,126)	(132,168,320)
Class B	(605,469)	(1,646,042)
Class C	(17,172,978)	(25,477,649)
Class I	(1,371,798)	(1,841,877)
Class R	(3,445,165)	(5,032,996)
Class Y	(12,202,079)	(13,989,926)

	(125,737,615)	(180,156,810)

Tax return of capital distribution:
Class A	(45,342,135)	(12,329,956)
Class B	(301,883)	(153,559)
Class C	(8,562,331)	(2,376,804)
Class I	(683,970)	(171,828)
Class R	(1,717,736)	(469,527)
Class Y	(6,083,875)	(1,305,117)

	(62,691,930)	(16,806,791)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(489,059,547)	(465,767,802)
Class B	(27,486,595)	(33,500,290)
Class C	(154,909,331)	(141,661,382)
Class I	1,379,541	(3,499,434)
Class R	(25,498,279)	(16,269,790)
Class Y	122,895,934	(40,212,960)

	(572,678,277)	(700,911,658)

Net Assets
Total decrease	(562,285,952)	(611,395,985)

Beginning of period	5,065,095,198	5,676,491,183

End of period (including accumulated net investment income (loss) of $17,397,825 and $(55,227,734), respectively)	$4,502,809,246	$5,065,095,198

See accompanying Notes to Consolidated Financial Statements.

80        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.87	$4.13	$4.13	$4.30

Income (loss) from investment operations:
Net investment income[1]	0.16	0.15	0.18	0.19	0.23
Net realized and unrealized gain (loss)	0.01	0.08	(0.26)	0.00[2]	(0.17)

Total from investment operations	0.17	0.23	(0.08)	0.19	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.14)	(0.17)	(0.14)	(0.18)
Tax return of capital distribution	(0.05)	(0.01)	(0.01)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.16)	(0.15)	(0.18)	(0.19)	(0.23)

Net asset value, end of period	$3.96	$3.95	$3.87	$4.13	$4.13

Total Return, at Net Asset Value[3]	4.45%	6.07%	(2.06)%	4.62%	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,124,887	$3,607,387	$4,008,783	$4,774,652	$5,599,883

Average net assets (in thousands)	$3,321,318	$3,745,267	$4,432,764	$5,171,641	$6,198,248

Ratios to average net assets:[4,5]
Net investment income	4.13%	3.87%	4.43%	4.53%	5.39%
Expenses excluding specific expenses listed below	1.08%	1.06%	1.05%	1.00%	0.96%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.08%	1.06%	1.05%	1.00%	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.02%	1.00%	0.97%	0.93%

Portfolio turnover rate[8]	69%	78%	79%	93%	95%

81        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.09%
Year Ended September 30, 2016	1.07%
Year Ended September 30, 2015	1.06%
Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

82        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class B	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.89	$4.14	$4.14	$4.32

Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.15	0.16	0.19
Net realized and unrealized gain (loss)	0.01	0.07	(0.25)	(0.01)	(0.18)

Total from investment operations	0.14	0.19	(0.10)	0.15	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.14)	(0.12)	(0.15)
Tax return of capital distribution	(0.04)	(0.01)	(0.01)	(0.03)	(0.04)

Total dividends and/or distributions to shareholders	(0.13)	(0.12)	(0.15)	(0.15)	(0.19)

Net asset value, end of period	$3.97	$3.96	$3.89	$4.14	$4.14

Total Return, at Net Asset Value[2]	3.65%	4.99%	(2.54)%	3.76%	0.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,796	$43,363	$76,276	$122,339	$205,204

Average net assets (in thousands)	$27,568	$57,748	$97,858	$160,934	$252,333

Ratios to average net assets:[3,4]
Net investment income	3.28%	3.15%	3.66%	3.71%	4.50%
Expenses excluding specific expenses listed below	1.85%	1.82%	1.83%	1.83%	1.87%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.85%	1.82%	1.83%	1.83%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.78%	1.77%	1.80%	1.84%

Portfolio turnover rate[7]	69%	78%	79%	93%	95%

83        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.86%
Year Ended September 30, 2016	1.83%
Year Ended September 30, 2015	1.84%
Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

84        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.94	$3.87	$4.12	$4.12	$4.30

Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.15	0.16	0.20
Net realized and unrealized gain (loss)	0.01	0.07	(0.25)	0.00[2]	(0.18)

Total from investment operations	0.14	0.19	(0.10)	0.16	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.14)	(0.12)	(0.15)
Tax return of capital distribution	(0.04)	(0.01)	(0.01)	(0.04)	(0.05)

Total dividends and/or distributions to shareholders	(0.13)	(0.12)	(0.15)	(0.16)	(0.20)

Net asset value, end of period	$3.95	$3.94	$3.87	$4.12	$4.12

Total Return, at Net Asset Value[3]	3.67%	5.01%	(2.56)%	3.84%	0.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$696,936	$850,319	$977,069	$1,156,140	$1,337,248

Average net assets (in thousands)	$769,686	$897,334	$1,087,495	$1,236,681	$1,510,477

Ratios to average net assets:[4,5]
Net investment income	3.37%	3.12%	3.67%	3.78%	4.65%
Expenses excluding specific expenses listed below	1.84%	1.81%	1.80%	1.76%	1.71%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.84%	1.81%	1.80%	1.76%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.77%	1.76%	1.73%	1.68%

Portfolio turnover rate[8]	69%	78%	79%	93%	95%

85        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.85%
Year Ended September 30, 2016	1.82%
Year Ended September 30, 2015	1.81%
Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

86        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.93	$3.86	$4.11	$4.11	$4.29

Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.20	0.20	0.24
Net realized and unrealized gain (loss)	0.01	0.07	(0.25)	0.00[2]	(0.18)

Total from investment operations	0.19	0.23	(0.05)	0.20	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.15)	(0.19)	(0.15)	(0.19)
Tax return of capital distribution	(0.06)	(0.01)	(0.01)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.18)	(0.16)	(0.20)	(0.20)	(0.24)

Net asset value, end of period	$3.94	$3.93	$3.86	$4.11	$4.11

Total Return, at Net Asset Value[3]	4.89%	6.27%	(1.41)%	5.05%	1.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,348	$45,840	$48,488	$119,074	$87,639

Average net assets (in thousands)	$45,371	$46,967	$121,467	$109,381	$76,202

Ratios to average net assets:[4,5]
Net investment income	4.57%	4.30%	4.87%	4.93%	5.69%
Expenses excluding specific expenses listed below	0.65%	0.62%	0.60%	0.59%	0.60%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.65%	0.62%	0.60%	0.59%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.58%	0.57%	0.56%	0.57%

Portfolio turnover rate[8]	69%	78%	79%	93%	95%

87        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.66%
Year Ended September 30, 2016	0.63%
Year Ended September 30, 2015	0.61%
Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

88        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.88	$4.13	$4.13	$4.31

Income (loss) from investment operations:
Net investment income[1]	0.15	0.14	0.17	0.18	0.22
Net realized and unrealized gain (loss)	0.01	0.07	(0.25)	0.00[2]	(0.19)

Total from investment operations	0.16	0.21	(0.08)	0.18	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.13)	(0.16)	(0.14)	(0.16)
Tax return of capital distribution	(0.05)	(0.01)	(0.01)	(0.04)	(0.05)

Total dividends and/or distributions to shareholders	(0.15)	(0.14)	(0.17)	(0.18)	(0.21)

Net asset value, end of period	$3.96	$3.95	$3.88	$4.13	$4.13

Total Return, at Net Asset Value[3]	4.19%	5.53%	(2.06)%	4.31%	0.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,825	$149,098	$162,623	$185,991	$208,523

Average net assets (in thousands)	$134,309	$152,830	$175,389	$196,503	$233,104

Ratios to average net assets:[4,5]
Net investment income	3.87%	3.61%	4.17%	4.24%	5.01%
Expenses excluding specific expenses listed below	1.34%	1.31%	1.30%	1.30%	1.34%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.34%	1.31%	1.30%	1.30%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.27%	1.26%	1.27%	1.31%

Portfolio turnover rate[8]	69%	78%	79%	93%	95%

89        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.35%
Year Ended September 30, 2016	1.32%
Year Ended September 30, 2015	1.31%
Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

90        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.87	$4.13	$4.12	$4.30

Income (loss) from investment operations:
Net investment income[1]	0.17	0.16	0.19	0.20	0.24
Net realized and unrealized gain (loss)	0.01	0.08	(0.26)	0.01	(0.18)

Total from investment operations	0.18	0.24	(0.07)	0.21	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.15)	(0.18)	(0.15)	(0.18)
Tax return of capital distribution	(0.06)	(0.01)	(0.01)	(0.05)	(0.06)

Total dividends and/or distributions to shareholders	(0.17)	(0.16)	(0.19)	(0.20)	(0.24)

Net asset value, end of period	$3.96	$3.95	$3.87	$4.13	$4.12

Total Return, at Net Asset Value[2]	4.70%	6.33%	(1.83)%	5.13%	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$494,017	$369,088	$403,252	$558,288	$572,859

Average net assets (in thousands)	$417,814	$372,918	$453,869	$533,576	$678,607

Ratios to average net assets:[3,4]
Net investment income	4.43%	4.11%	4.68%	4.78%	5.64%
Expenses excluding specific expenses listed below	0.84%	0.81%	0.80%	0.76%	0.72%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.84%	0.81%	0.80%	0.76%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.77%	0.76%	0.73%	0.69%

Portfolio turnover rate[7]	69%	78%	79%	93%	95%

91        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.85%
Year Ended September 30, 2016	0.82%
Year Ended September 30, 2015	0.81%
Year Ended September 30, 2014	0.77%
Year Ended September 30, 2013	0.72%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

92        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS September 30, 2017

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective January 26, 2017, the sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”) terminated.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the

93        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 155,194 shares with net assets of $13,560,817 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$1,664,773
Net assets	$13,560,817
Net income (loss)	$(75,777)
Net realized gain (loss)	$59,320
Net change in unrealized appreciation/depreciation	$102,425

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

94        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open

95        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$892,862,499	$24,163,577

1. At period end, the Fund had $889,888,084 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$240,345,967
No expiration	649,542,117

Total	$889,888,084

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2. Significant Accounting Policies (Continued)

2. The Fund had $2,974,415 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

5. During the reporting period, $114,107,166 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$174,088,469	$71,251,372	$102,837,097

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2017	Year Ended September 30, 2016

Distributions paid from:
Ordinary income	$125,737,615	$180,156,810
Return of capital	62,691,930	16,806,791

Total	$188,429,545	$196,963,601

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,840,218,751
Federal tax cost of other investments	351,334,058

Total federal tax cost	$5,191,552,809

Gross unrealized appreciation	$151,724,115
Gross unrealized depreciation	(127,560,538)

Net unrealized appreciation	$24,163,577

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades

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3. Securities Valuation (Continued)

may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$167,998,278	$—	$167,998,278
Mortgage-Backed Obligations	—	985,406,679	49,931	985,456,610
Foreign Government Obligations	—	523,118,831	—	523,118,831
Corporate Loans	—	7,311,923	—	7,311,923
Corporate Bonds and Notes	—	2,037,700,893	111,118	2,037,812,011
Preferred Stocks	39,824,078	390,495	—	40,214,573
Common Stocks	14,850,698	109,648	269,236	15,229,582
Rights, Warrants and Certificates	—	60,762	243,034	303,796

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

.Investments, at Value: (Continued)
Structured Securities	$—	$13,011,331	$8,674,464	$21,685,795
Short-Term Notes	—	39,181,776	—	39,181,776
Over-the-Counter Options Purchased	—	2,517,161	—	2,517,161
Over-the-Counter Interest Rate
Swaptions Purchased	—	8,611,633	—	8,611,633
Investment Companies	275,819,745	742,877,419	—	1,018,697,164

Total Investments, at Value	330,494,521	4,528,296,829	9,347,783	4,868,139,133
Other Financial Instruments:
Swaps, at value	—	1,380,171	—	1,380,171
Centrally cleared swaps, at value	—	6,672,850	—	6,672,850
Futures contracts	1,797,168	—	—	1,797,168
Forward currency exchange contracts	—	4,506,486	—	4,506,486

Total Assets	$332,291,689	$4,540,856,336	$9,347,783	$4,882,495,808

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(12,236,660)	$—	$(12,236,660)
Centrally cleared swaps, at value	—	(5,682,736)	—	(5,682,736)
Options written, at value	—	(3,119,833)	—	(3,119,833)
Futures contracts	(8,042,966)	—	—	(8,042,966)
Forward currency exchange contracts	—	(7,653,471)	—	(7,653,471)
Swaptions written, at value	—	(6,356,273)	—	(6,356,273)

Total Liabilities	$(8,042,966)	$(35,048,973)	$—	$(43,091,939)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks	$(119,552)	$119,552
Rights, Warrants and Certificates	(67,668)	67,668

Total Assets	$(187,220)	$187,220

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

101        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

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4. Investments and Risks (Continued)

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 41.5% of Master Loan and 37.1% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$618,921,304
Sold securities	118,235,727

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and

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4. Investments and Risks (Continued)

sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $555,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Cost	$20,904,595
Market Value	$9
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

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5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $951,080,340 and $931,911,860, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $566,207,202 and $224,830,698 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

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6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,878,546 and $1,954,482 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $2,296,349 and $1,317,162 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference

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6. Use of Derivatives (Continued)

asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $132,881,084 and $106,901,881 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $271,448,553 and $686,817,028 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $36,793,024 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion

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6. Use of Derivatives (Continued)

of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $ 4,047,932 and $3,455,689 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty.

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,172,788.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are

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6. Use of Derivatives (Continued)

established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$1,338,019	$(1,338,019)	$–	$–	$–
Barclays Bank plc	4,371,362	(4,371,362)	–	–	–
BNP Paribas	1,236,228	(958,219)	(278,009)	–	–
Citibank NA	5,849,109	(5,849,109)	–	–	–
Deutsche Bank AG	36,020	–	–	(36,020)	–
Goldman Sachs Bank USA	266,044	(266,044)	–	–	–
Goldman Sachs International	203,211	–	–	–	203,211
HSBC Bank USA NA	601,073	(601,073)	–	–	–
JPMorgan Chase Bank NA	1,523,276	(1,523,276)	–	–	–
Toronto Dominion Bank	117,814	(117,814)	–	–	–

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

UBS AG	$1,473,295	$(467,634)	$(372,266)	$(510,000)	$123,395

	$17,015,451	$(15,492,550)	$(650,275)	$(546,020)	$326,606

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(1,635,905)	$1,338,019	$–	$297,886	$–
Barclays Bank plc	(4,575,723)	4,371,362	–	204,361	–
BNP Paribas	(958,219)	958,219	–	–	–
Citibank NA	(6,304,341)	5,849,109	–	340,000	(115,232)
Credit Suisse International	(6,185,855)	–	–	6,185,855	–
Goldman Sachs Bank USA	(379,073)	266,044	–	113,029	–
HSBC Bank USA NA	(1,132,376)	601,073	–	531,303	–
JPMorgan Chase Bank NA	(1,630,064)	1,523,276	–	–	(106,788)
Morgan Stanley Capital Services, Inc.	(5,378,938)	–	–	5,378,938	–
Standard Chartered Bank	(386,242)	–	–	386,242	–
Toronto Dominion Bank	(331,867)	117,814	–	214,053	–
UBS AG	(467,634)	467,634	–	–	–

	$ (29,366,237)	$ 15,492,550	$ –	$ 13,651,667	$ (222,020)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

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6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$357,713	Swaps, at value	$11,564,793
Interest rate contracts	Swaps, at value	1,022,458	Swaps, at value	671,867
Credit contracts	Centrally cleared swaps, at value	1,934,093	Centrally cleared swaps, at value	1,069,214
Interest rate contracts	Centrally cleared swaps, at value	4,738,757	Centrally cleared swaps, at value	4,613,522
Interest rate contracts	Variation margin receivable	614,398*	Variation margin payable	332,767	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,506,486	Unrealized depreciation on forward currency exchange contracts	7,653,471
Forward currency exchange contracts			Options written, at value	3,119,833
Forward currency exchange contracts			Swaptions written, at value	6,356,273
Equity contracts	Investments, at value	52,334**
Forward currency exchange contracts	Investments, at value	2,464,827**
Interest rate contracts	Investments, at value	8,611,633**

Total		$24,302,699		$35,381,740

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies**	Swaption contracts written	Option contracts written	Futures contracts

Credit contracts	$(820,081)	$274,894	$—	$—
Equity contracts	295,139	—	43,489	—
Forward currency exchange contracts	(284,757)	—	6,017,565	—
Interest rate contracts	4,763,542	(11,372,256)	(550,312)	(10,466,027)

Total	$3,953,843	$(11,097,362)	$5,510,742	$(10,466,027)

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$(6,401,471)	$(6,946,658)
Equity contracts	—	—	338,628
Forward currency exchange contracts	25,585,596	—	31,318,404
Interest rate contracts	—	2,236,945	(15,388,108)

Total	$25,585,596	$(4,164,526)	$9,322,266

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Swaption contracts written	Futures contracts

Credit contracts	$396,128	$—	$(150,380)	$—
Equity contracts	(104,696)	—	—	—
Forward currency exchange contracts	(88,981)	809,161	—	—
Interest rate contracts	2,601,580	(38,717)	(1,978,726)	(3,243,040)

Total	$2,804,031	$770,444	$(2,129,106)	$(3,243,040)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$4,743,514	$4,989,262
Equity contracts	—	—	(104,696)
Forward currency exchange contracts	(16,616,236)	—	(15,896,056)
Interest rate contracts	—	(1,051,715)	(3,710,618)

Total	$(16,616,236)	$3,691,799	$(14,722,108)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	48,921,616	$192,308,690	49,594,876	$190,847,491
Dividends and/or distributions reinvested	31,238,755	122,750,966	33,139,619	127,427,433
Redeemed	(204,805,470)	(804,119,203)	(203,845,428)	(784,042,726)

Net decrease	(124,645,099)	$(489,059,547)	(121,110,933)	$(465,767,802)

Class B
Sold	61,590	$242,525	136,749	$530,027
Dividends and/or distributions reinvested	216,903	854,138	433,444	1,669,645
Redeemed	(7,248,102)	(28,583,258)	(9,245,651)	(35,699,962)

Net decrease	(6,969,609)	$(27,486,595)	(8,675,458)	$(33,500,290)

Class C
Sold	10,191,444	$39,924,389	15,087,056	$57,785,579
Dividends and/or distributions reinvested	6,097,118	23,910,475	6,577,937	25,237,910
Redeemed	(55,764,924)	(218,744,195)	(58,582,619)	(224,684,871)

Net decrease	(39,476,362)	$(154,909,331)	(36,917,626)	$(141,661,382)

Class I
Sold	3,674,488	$14,395,136	1,610,491	$6,191,607
Dividends and/or distributions reinvested	523,645	2,048,739	523,820	2,005,298
Redeemed	(3,851,222)	(15,064,334)	(3,045,914)	(11,696,339)

Net increase (decrease)	346,911	$1,379,541	(911,603)	$(3,499,434)

Class R
Sold	4,992,953	$19,622,247	6,009,296	$23,174,414
Dividends and/or distributions reinvested	1,219,626	4,794,536	1,333,790	5,131,759
Redeemed	(12,707,380)	(49,915,062)	(11,555,117)	(44,575,963)

Net decrease	(6,494,801)	$(25,498,279)	(4,212,031)	$(16,269,790)

Class Y
Sold	65,302,057	$256,466,227	23,220,479	$89,437,668
Dividends and/or distributions reinvested	4,342,868	17,080,573	3,653,084	14,040,449
Redeemed	(38,336,517)	(150,650,866)	(37,490,600)	(143,691,077)

Net increase (decrease)	31,308,408	$122,895,934	(10,617,037)	$(40,212,960)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,934,308,064	$3,288,127,775

U.S. government and government agency obligations	101,082,407	230,140,452

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales

To Be Announced (TBA) mortgage-related securities	5,559,676,349	5,415,035,851

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.54% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a

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9. Fees and Other Transactions with Affiliates (Continued)

wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

September 30, 2017	$428,249	$3,168	$40,537	$30,931	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $101,193. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$366,218
Class B	2,725
Class C	84,477
Class R	14,710
Class Y	49,070

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,752,997 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

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10. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund (the Fund) and subsidiary, including the consolidated statement of investments, as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund and subsidiary as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 28, 2017

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.79% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $1,000,417 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $103,236,787 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

125        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

126        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Krishna Memani, Ruta Ziverte, and Chris Kelly, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers including comparative performance information. The Board reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multisector bond fund category. The Board considered that the Fund underperformed its category median for the one-, three-, five- and ten-year periods. The Board considered several factors that contributed to the Fund’s underperformance, noting that, as a result of conversations with the Board and in an effort to address performance, two portfolio managers were recently added to the Fund’s investment team in January 2017. The Board further considered that the Adviser recently has made changes to the Fund’s outcome objectives and, corresponding to that, also changed the Fund’s benchmark. The Board also noted that the Fund’s performance improved in 2017 and that the Fund outperformed its benchmark index in the year-to-date period ended June 30, 2017. The Board concluded it was appropriate to permit the Fund’s performance to reflect these changes and additional investments on the part of the Adviser.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail multisector bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses, net of waivers, were lower than its peer group medians and category medians.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser

127        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board considered that the current management fee breakpoints are appropriate given the Fund’s current asset level.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

128        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of

130        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Jon S. Fossel, Continued	Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms);

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TRUSTEES AND OFFICERS Unaudited / Continued

Victoria J. Herget, Continued	Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Mata, Memani, Kelly, Mss. Ziverte, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Mata, Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Chris Kelly, Vice President (since 2017) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser(since March 2015); Co-Head of the Global Debt Team (since March 2015); Vice President of the Sub-Adviser (March 2015-January 2016). Deputy Head of Emerging Markets Fixed Income at BlackRock, Inc. (June 2012 - January 2015); Portfolio Manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner (February 2008 - April 2012). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Ruta Ziverte, Vice President (since 2017) Year of Birth: 1973	Vice President and Senior Portfolio Manager of the Sub-Adviser (July 2015). Prior to joining the Sub-Adviser, she was Senior Vice President and Portfolio Manager at GE Asset Management (June 2009 to June 2015). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

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Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

©2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

137        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0230.001.0917 November 21, 2017

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $105,700 in fiscal 2017 and $92,900 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $8,500 in fiscal 2017 and $7,921 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $5,093 in fiscal 2017 and $8,660 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $45,432 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $686,981 in fiscal 2017 and $660,298 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017